                                                                   EXHIBIT 10.27

                             FIRST LEASE AMENDMENT
                             ---------------------

        THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 31st day
                                                                      ----
of JULY, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana
   ----
limited partnership ("Landlord"), and PRESTOLITE ELECTRIC INCORPORATED, a Delaware corporation ("Tenant").

                             W I T N E S S E T H:
                             - - - - - - - - - -

        WHEREAS, Landlord and Tenant entered into a certain Lease dated June 28, 1996 (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 85,000 square feet of space (the "Original Premises") located at 7585 Empire Drive, Florence, Kentucky 41042; and

        WHEREAS, Landlord and Tenant desire to expand the Original premises by 5,365 square feet (the "Additional Space"). Collectively, the Original Premises and Additional Space shall hereinafter be referred to as the "Leased Premises"; and

        WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion;

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

        1.  Amendment of Paragraph 1.
            ------------------------
            Paragraph 1 of the Lease is hereby amended as follows:

        B.  Rentable Area: approximately 90,365 square feet;

        C.  Building Expense Percentage: 60.9%;

        D.  Minimum Annual Rent:

            Years 1-5     $296,595.00 per year;

        E.  Monthly Rental installments:

            Months 1-60   $24,716.25 per month;

        2.  Amendment of paragraph 2
            ------------------------

            Paragraph 2 of the Lease is hereby amended by substituting Amended
                                                                       -------
Exhibit A, attached hereto and incorporated herein by reference, on which the
---------
original Premises are striped and the Additional Space is cross-hatched, in lieu of Exhibit A attached to the Lease.
   ---------

        3. Tenant's Representations and Warranties. The undersigned represents
           ---------------------------------------
and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

        4. Examination of Amendment. Submission of this instrument for
           ------------------------
examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

        5. Definitions. Except as otherwise provided herein, the capitalized
           -----------
terms used in this Amendment shall have the definitions set forth in the Lease.

        6. Incorporation. This Amendment shall be incorporated into and made a
           -------------
part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                     LANDLORD:

WITNESSES:                           DUKE REALTY LIMITED PARTNERSHIP,
                                     an Indiana limited partnership
/s/ Bob Fessler
__________________________           By:  Duke Realty Investments, Inc.,
    BOB FESSLER                           Its general partner
__________________________
(Printed)                                  /S/ Jeffrey G. Tulloch
                                     By:   _______________________
/s/ Nicole C. Stevens                      Jeffrey G. Tulloch
__________________________                 Vice President
    NICOLE C. STEVENS                      Cincinnati Group
__________________________
(Printed)



                                     TENANT:

WITNESSES:                           PRESTOLITE ELECTRIC INCORPORATED,
                                     a Delaware corporation
/s/ Melissa E. York
__________________________                /s/ Thomas R. Jennett
    MELISSA E. YORK                  By:  _________________________
__________________________
(Printed)                                      THOMAS R. JENNETT
                                     Printed: _____________________
/s/ Stephen C. Denison
__________________________                     DIV. PRESIDENT
    STEPHEN C. DENISON               Title:  ______________________
__________________________
(Printed)


WITNESSES:                                 /s/ K. Cornelius
                                     By:  _________________________
/s/ Joan E. Tobin
__________________________                        K. CORNELIUS
    JOAN E. TOBIN                    Printed: _____________________
__________________________
(Printed)                                      Vice President
                                     Title:  ______________________
/S/ Karen A. Oldham
__________________________
    KAREN A. OLDHAM
__________________________
(Printed)

STATE OF OHIO         )
                      ) SS:
COUNTY OF HAMILTON    )

        Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the Vice President, Cincinnati Group of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said partnership.

        WITNESS my hand and Notarial Seal this 31 day of July, 1996.
                                               --        ----

  [NOTARIAL SEAL APPEARS HERE]           /s/ Nicole C. Stevens
                                        ____________________________
                                        Notary Public


                                             NICOLE C. STEVENS
                                        ____________________________
                                        (Printed Signature)

My Commission Expires:  10/31/00
                       --------------

My County of Residence:  Hamilton
                        -------------

STATE OF MICHIGAN   )
                    ) SS:
COUNTY OF MONROE    )

        Before me, a Notary Public in and for said County and State, personally appeared Kenneth C. Cornelius, by me known and by me known to be the Vice
         --------------------                                        ----
President of Prestolite Electric Incorporated, a Delaware corporation, who
---------
acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

        WITNESS my hand and Notarial Seal this 15th day of July, 1996.
                                               ----        ----

  [NOTARIAL SEAL APPEARS HERE]             /s/ Karen A Oldham
                                           ____________________________
                                           Notary Public


                                            KAREN A. OLDHAM
                                           ____________________________
                                           (Printed Signature)

My Commission Expires:   7/10/98
                        ---------

My County of Residence:  Monroe
                        ---------

STATE OF KENTUCKY    )
                     )
COUNTY OF BOONE      )

        Before me, a Notary Public in and for said County and State, personally appeared Thomas R. Jennett, by me known and by me known to be the Division President of Prestolite Electric Incorporated, a Delaware corporation, who being first duly sworn, acknowledged the execution of the foregoing "Lease Agreement" for and on behalf of said corporation.

        WITNESS my hand and Notarial Seal this 24 day of July, 1996.
                                               --        ----

                                           /s/ Melissa E. York
                                           ____________________________
                                            Notary Public



My Commission Expires: January 29, 2000      [NOTARIAL SEAL APPEARS HERE]
                       --------------------

My County of Residence:  Pendleton
                       --------------------

                         [MAP PRESTOLITE APPEARS HERE]


                               7585 Empire Drive
                            Boone County, Kentucky

                                LEASE AGREEMENT



    THIS LEASE AGREEMENT. executed this 28th day of June 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Lessor"), and PRESTOLITE ELECTRIC INCORPORATED, an Delaware corporation ("Lessee").


                                   WITNESSETH



    1.  Basic Lease Provisions. The following constitute the "Basic Lease
        ----------------------
Provisions" and definitions:


A.  Building Name/Number. Prestolite Building;
    Address: 7585 Empire Drive, Florence, Kentucky;

B.  Rentable Area: approximately 85,000 square feet;

C.  Building Expense Percentage: 57.3%;

D.  Minimum Annual Rent:

    Years 1-5   $280,500.00 per year;

E.  Monthly Rental Installments:

    Months 1-60  $23,375.00 per month;

F.  Term: Five (5) years and zero (0) months;

G.  Commencement Date: July 1, 1996;

H.  Base Amount: $0.00;

I.  Security Deposit: $0.00;

J.  Brokers: Duke Realty Limited Partnership and Ostendorf Morris;

K.  Address for payments and notices as follows:

    Lessor:              Duke Realty Limited Partnership
                         8044 Montgomery Road, Suite 600
                         Cincinnati, Ohio 45236

    Lessee:              Prestolite Electric Incorporated
                         7585 Empire Drive
                         Florence, KY 41042



    Address for rental
    and other payments:  Duke Realty Limited Partnership
                         P.O. Box 960664
                         Cincinnati, Ohio 45296-0664



  2.  The Leased Premises.   Lessor hereby leases and demises to Lessee and
      -------------------
Lessee agrees to lease from Lessor a portion of the certain building described in Item A of the Basic Lease Provisions (the "Building"). The portion of the Building hereby leased to Lessee has a gross area of approximately the square footage shown in Item B of the Basic Lease Provisions, and is cross-hatched on the floor plan attached hereto as Exhibit A which is incorporated herein by
                                  ---------
reference (the "Leased Premises").

     Lessor also grants to Lessee, together with and subject to the same rights granted from time to time by Lessor to other lessees and occupants of the Building, the non-exclusive right to use the common parking area adjoining the Building, access roads, ingress-egress and any other facilities intended for common use by all lessees within the Building.

     Notwithstanding anything contained herein to the contrary, Lessee agrees to the non-exclusive use of two (2) dock doors while Lessor constructs two (2) additional dock doors in the Building.

  3.  Term.
      ----

      (A) The term of this Lease shall be for the period shown in Item F of the Basic Lease Provisions (the "Lease Term") commencing on the Commencement Date shown in Item G of the Basic Lease Provisions. See page 2A attached hereto.

     (B) Lessee has personally inspected the Leased Premises and accepts the same "as is" without representation or warranty by Lessor of any kind and with the understanding that Lessor shall have no responsibility with respect thereto except to construct in a good and workmanlike manner the improvements, if any, designated as Lessor's obligations in the attached Exhibit B, so that the Leased
                                                   ---------
Premises will be available for Lessee's occupancy by the Commencement Date, unless prevented by causes beyond Lessor's reasonable control. Such improvements shall be in accordance with and at the expense of the party indicated on
Exhibit B.
---------



      (C) Lessee agrees that if Lessor is unable to deliver possession of the Leased Premises on the Commencement Date, then Lessor shall not be liable to Lessee for any loss or damage therefrom, nor shall this Lease be void or voidable; but in such event the Commencement Date, termination date and all of the dates of the Lease Term shall be extended to conform to the time of Lessor's tendered possession of the Leased Premises to Lessee, and Lessee shall not be obligated to pay Minimum Annual Rent or other sums due Lessor until possession of the Leased Premises is tendered to Lessee.

  4.  Minimum Rent.
      ------------

      (A) Lessee agrees to pay as minimum rent for the Leased Premises the sum of the Minimum Annual Rent as set forth in Item D of the Basic Lease Provisions payable in Monthly Rental installments as set forth in Item E of the Basic Lease Provisions without deduction or set-off. The Monthly Rental installments shall be paid in advance beginning on the Commencement Date and on the first day of each month thereafter for the term of this Lease (the "Minimum Rent"). The Monthly Rental installments for partial months shall be prorated based on the number of the days in such month which are included within the Lease Term divided by thirty (30).

      (B) Lessee acknowledges that Lessor shall incur certain additional unanticipated costs and expenses, including administrative costs and attorneys' fees, if Lessee fails to timely pay any payment required hereunder. Therefore, as compensation for such additional expenses, and in addition to the other remedies available to Lessor hereunder, if any payment of Minimum Rent or any other sum or charge required to be paid by Lessee to Lessor hereunder shall become overdue for a period of five (5) days, a late charge of ten percent (10%) of the payment so due shall be paid by Lessee as additional rent. In addition, if Lessee fails to pay within thirty (30) days after the same is due and payable any sum or charge required to be paid by Lessee to Lessor, such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of twenty-one percent (21%) per annum.



  5.  Additional Rent, Lessee agrees to pay as "Additional Rent" its
      ---------------
proportionate share of the amount paid or incurred by Lessor during the Lease Term for real estate taxes, insurance premiums and common area expenses for the Building and appurtenant common areas (collectively "Operating Expenses") to the extent any such amount exceeds the Base Amount per square foot of the Building area per year as set forth in Item H of the Basic Lease Provisions. Operating Expenses shall include all Lessor's expenses for operation, repair and maintenance as necessary to keep the Building and appurtenant common areas in good order, condition and repair, including but not limited to, utilities (to the extent such are not separately

     Option to Extend.
     ----------------


     A.  Grant and Exercise of Option. Provided (i) Lessee is not in default
         ----------------------------
hereunder, and (ii) Lessee originally named herein remains in possession of and has continuously operated its business in the Leased Premises, Lessee shall have the option to extend the Term of this Lease (the "Original Term") for two (2) additional periods of five (5) years each (the "Extension Term(s)"). The Extension Term shall be upon the same terms and conditions contained in the Lease for the Original Term except (i) this provision giving two (2) extension options shall be amended to reflect the remaining options to extend, if any and
(ii) the Minimum Annual Rent shall be adjusted as set forth below (the "Rent Adjustment"). Lessee shall exercise such option by (i) delivering to Lessor no later than one hundred twenty (120) days prior to the expiration of such Term, written notice of Lessee's desire to extend the Term of the Lease and (ii) delivering to Lessor within ten (10) business days of receipt of the Rent Adjustment, written notice of its acceptance thereof or withdrawal of its exercise of such option. Unless Lessor otherwise agrees in writing, Lessee's failure to timely exercise such option shall waive it and any succeeding option. Lessor shall notify Lessee of the amount of the Rent Adjustment no later than ninety (90) days prior to the commencement of the Extension Term. If Lessee properly exercises its option to extend, Lessor and Lessee shall execute an amendment to the Lease reflecting the terms and conditions of the Extension Term.



     B.  Market Rent Adjustment. The Minimum Annual Rent for the applicable
         ----------------------
Extension Term shall be an amount equal to the Minimum Annual Rent then being quoted by Lessor to prospective tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity; provided, however, that in no event shall the Minimum Annual Rent during any Extension Term be less than the highest Minimum Annual Rent payable during the immediately preceding Term. The Minimum Monthly Rent shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

                                      2A
metered), expenses associated with the fire suppression system, driveways, access roads and parking areas (including resealing, repatching of the parking lot and snow, trash and ice removal), security systems, lighting facilities, landscaped areas, walkways, directional signage, curbs, drainage strips, sewer lines, roof, painting, inspection fees, and all charges assessed against the Building pursuant to any applicable easements, covenants or development standards, and management fees (equal annually to fifteen percent (15%) of the total Operating Expenses for the Building for such year). Operating Expenses shall not include the costs for capital improvements unless such costs result in a decrease in the Operating Expenses of the Building, are required by any governmental authority. The proportionate share to be paid by Lessee shall be a percentage based upon the proportion that the square footage of the Leased Premises bears to the total square footage of the Building, which proportion shall be the amount set forth as the Building Expense Percentage in Item C of the Basic Lease Provisions. Lessor shall be entitled to estimate the total amount of Additional Rent to be paid by Lessee during each calendar year and, upon notice to Lessee of such estimate, to collect such estimate in twelve (12) equal installments, each such installment due with thc Monthly Rental Installment payable under this Lease. Within a reasonable-time after the end of such calendar year, Lessor shall submit to Lessee a statement of the actual amount of Operating Expenses and the Additional Rent due from Lessee hereunder, and within thirty (30) days after receipt or such statement, Lessee shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year, or in the event of overpayment, Lessor shall credit the amount of such overpayment toward the next Monthly Rental Installments of Minimum Rent. It is not intended, however, that Lessee be required to pay its share of any increased tax assessments resulting from additional improvements constructed for other lessees in the Building after the Building has been fully completed and assessed. Operating Expenses shall not include any costs for the initial repairs and replacements made as part of the improvements to the Building and common areas as set forth in the second sentence of Section 9B and on Exhibit B-1
attached hereto.                                               -----------

  As used herein, the term "real estate taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Leased Premises by any authority having the direct or indirect power to tax, including any city, state or federal government or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, or against Lessor's business of leasing the Leased Premises. If the Leased Premises are not separately assessed, then Lessee's liability shall be an equitable proportion of the real estate taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in Assessor's worksheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith shall be conclusive.

  Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Leased Premises or elsewhere. Lessee shall cause such trade fixtures, furniture, equipment and all other personal property to be assessed and billed separately from the Leased Premises.

  6.  Utilities. Lessee shall pay the costs of all utilities serving the Leased
      ---------
Premises which are separately metered and its proportionate share of any utilities not separately metered. Lessor does not warrant the uninterrupted availability of such utilities and any interruption shall not be deemed an eviction or disturbance of Lessee's right to possession, occupancy and use of the Leased Premises or any part thereof or render Lessor liable to Lessee for damages by abatement of rent or otherwise or relieve Lessee from the obligation to perform its covenants under this Lease. Notwithstanding paragraph 5 and 6 above, Lessee agrees to pay during the Term and any renewals all costs for heat to the Building so long as the use of the non Leased Premises of the Building is limited to warehouse uses with minimal associated office space.

  7.  Security Deposit. Lessee hereby deposits with Lessor the sum set forth in
      ----------------
Item I of the Basic Lease Provisions as security for the full and faithful performance by Lessee of all of the terms, conditions and covenants contained in this Lease on the part of Lessee to be performed, including but not limited to the payment of the rent. In the event of a default by Lease of any term, condition or covenant herein contained, Lessor may apply all or part of such security deposit to curing all or any part of such default; and Lessee agrees to promptly, upon demand, deposit such additional sum with Lessor as may be required to maintain the full amount of the security deposit. All sums held by Lessor pursuant to this section shall be without interest. At the end of the Lease Term, provided that there is then no uncured default, Lessor shall return the security deposit to Lessee.



    8.  Use of Leased Premises. The Leased Premises are to be used by Lessee for
        ----------------------
office use, warehousing, storage and related purposes, and for no other purpose without the prior written consent of Lessor. Lessee shall not use the Leased Premises or fail to maintain them in any manner, constituting a violation of the covenants or any ordinance, statute, regulation or order of any governmental authority, including but not limited to those governing zoning, health, safety and occupational hazards, and pollution and environmental control. Lessee shall not maintain or permit any nuisance to occur on the Leased Premises; nor shall Lessee's use of the Leased Premises interfere with the reasonable use of the Building or the common parking areas associated therewith by other lessees. Lessee shall comply with and obey all reasonable directions of Lessor including the Rules and Regulations attached to this Lease as Exhibit C and those that may be adopted by Lessor from time to time.

    Lessee covenants and agrees that Lessee will use, maintain and occupy the Leased Premises in a careful, safe and proper manner and will not commit waste thereon.

    9.  Maintenance and Repairs. During the term of this Lease:
        -----------------------
        (A) Lessee shall, at its own cost and expense, maintain in good condition and repair the interior of the Leased Premises, including but not limited to the electrical systems, heating, air conditioning and ventilation systems, plate glass, windows and doors, sprinkler and plumbing systems. Lessee's obligations to repair and maintain the Leased Premises shall include without limitation all plumbing and sewage facilities within the Leased Premises; fixtures; interior walls; floors; ceilings; windows in the storefront; doors; plate glass; show cases; skylights; all electrical facilities and equipment including without limitation lighting fixtures, lamps, fans and any exhaust equipment and systems; electrical motors; and all other appliances and equipment of every kind and nature located in, upon or about the Leased Premises except as to such maintenance and repair as is the obligation of Lessor pursuant to Subparagraph 9(B) herein. All glass, both interior and exterior, is at the sole risk of Lessee; and any broken glass shall be promptly replaced at Lessee's expense by glass in kind, size and quality. Lessee shall obtain a preventative maintenance contract on the heating, ventilating and air conditioning systems which shall be subject to the reasonable approval of Lessor and paid for by Lessee. Notwithstanding anything contained herein to the contrary, Lessee agrees to maintain at its sole cost and expense, the boiler and heating system and replace at its sole cost and expense air conditioning and ventilation system units servicing the Leased Premises. See page 4A attached hereto.

        (B) Lessor shall maintain in good condition and repair the exterior walls, roof, foundation and structural frame of the Building, the fire suppression system and the parking and landscaped areas and provide the services which make up the Operating Expenses, the costs of which shall be included in Operating Expenses provided, to the extent any of the foregoing items require repair because of the negligence, misuse or default of Lessee, its employees or invitees, Lessor shall make such repairs at Lessee's expense. Lessor shall at its own cost and expense, replace the roof, parking lot, the boiler and heating systems and make other replacements to the Building and Building systems as Lessor deems necessary.

        (C) Unless the same is caused solely by the negligence or willful misconduct of Lessor, Lessor shall not be liable to Lessee or to any other person for any damage occasioned by failure in any utility system or by the bursting or leaking of any vessel or pipe in or about the Lead Premises; or for any damage occasioned by water coming into the Leased Premises or arising from the acts or neglects of occupants of adjacent property or the public.



        10. Alterations. Lessee shall not permit alterations of or upon any part
            -----------
of the Leased Premises or additions to the Leased Premises without first obtaining the written consent of Lessor. As a condition of such consent, Lessor may require Lessee to remove the alterations and restore the Leased Premises upon termination of this Lease.

Lessor agrees to contribute toward the cost of any repairs or replacements of the air conditioning and ventilation system units servicing the Leased Premises in the maximum amount of Six Thousand Dollars ($6,000.00) in the aggregate for such repairs or replacements made during the fourth (4th) and fifth (5th) years of the term of the Lease.


                                      4A

     Any alterations, improvements or utility installations in, on or about the Leased Premises that Lessee shall desire to make which require the consent of Lessor shall be presented to Lessor in written form with proposed detailed plans. If Lessor shall give its consent, such consent shall be deemed conditioned upon (i) Lessee's acquiring a permit to do so from appropriate governmental agencies, (ii) the furnishing of a copy thereof to Lessor prior to the commencement of the work and (iii) the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner. All alterations and additions to the Leased Premises shall be made in accordance with all applicable laws and Lessee shall indemnify and save harmless Lessor from all costs, loss or expense in connection with any construction or installation. All alterations, additions or improvements shall be installed at Lessee's sole expense in compliance with all applicable laws and by a licensed contractor approved in writing by Lessor. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements to insure against any liability for mechanic's and materialmen's liens and to insure completion of the work. No person shall be entitled to any lien directly or indirectly derived through or under Lessee or through or by virtue of any act or omission of Lessee upon the Leased Premises for any improvements or fixtures made thereon or installed therein or for or on account of any labor or material furnished to the Leased Premises or for or on account of any matter or thing whatsoever; and nothing in this Lease contained shall be construed to constitute a consent by Lessor to the creation of any lien. In the event any lien is filed against the Leased Premises, or any part thereof, for work claimed to have been done for or material claimed to have been furnished to Lessee, Lessee shall cause such lien to be discharged of record within thirty (30) days after filing by bonding or as provided or required by law or in any other lawful manner. Lessee shall indemnify and save harmless Lessor from all costs, losses, expenses, and attorneys' fees in connection with any such lien.


     11.  Inspection. Lessor or Lessor's agent shall be permitted to inspect or
          ----------
examine the Leased Premises at any reasonable time, and Lessor shall have the right to make any repairs to the Leased Premises which are necessary for its preservation; provided, however, that any repairs made by Lessor shall be at Lessee's expense, except as provided in Section 9(b) hereof. In addition, during the last ninety (90) days of the Lease Term, Lessor shall have the right to show the Leased Premises to prospective lessees; provided, however, that Lessor shall use good faith efforts to minimize any disruption to Lessee's business. Lessor shall incur no liability to Lessee for such entry, nor shall such entry constitute an eviction of Lessee or termination of this Lease, or entitle Lessee to any abatement of rent.

     12.  Assignment and Sublease. Lessee shall not assign or sublet this Lease
          -----------------------
in whole or in part without the prior written consent of Lessor. In the event Lessor consent to such assignment or subletting, Lessee shall remain primarily liable to perform all of the covenants and conditions contained in this Lease, including but not limited to payment of Minimum Rent and Additional Rent as provided herein. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises.

     Without in any way limiting Lessor's right to refuse to give consent to any assignment or subletting of this Lease, Lessor reserves the right to refuse to give consent if in Lessor's discretion and opinion (i) the use of the Leased Premises is or may be in any way adversely affected; (ii) the business reputation of the proposed assignee or sublessee is deemed unacceptable; or
(iii) the financial worth of the proposed assignee or sublessee is less than that of Lessee. Lessor further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is to be less than the then current rent for similar premises in the development of which the Building is a part (the "Development"). Lessee agrees to reimburse Lessor for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting or any other hypothecation of this Lease or Lessee's interest in and to the Leased Premises.

     If Lessee, having obtained Lessor's consent, shall assign this Lease or sublet the Leased Premises or any part thereof at a rental or for other consideration in excess of the Minimum Rent or pro rata portion thereof due and payable by Lessee under this Lease, then Lessee shall pay to Lessor as additional rent all such excess rent or other monetary consideration immediately upon receipt thereof from said assignee or sublessee. If only a portion of the

Leased Premises is being sublet, the Minimum Rent due under the terms of this Lease shall be allocated on a square foot basis to the portion so sublet, and all excess rent or other consideration due from the sublessee for such month over the portion of the Minimum Rent so allocated shall be paid to Lessor immediately upon receipt thereof. It is agreed, however, that Lessor shall not be responsible for any deficiency if Lessee shall assign this Lease or sublet the Leased Premises or any part thereof at a rental less than provided for herein.


  13.  Fire and Extended Coverage Insurance. During the term of this Lease,
       ------------------------------------
Lessor shall maintain fire and extended coverage insurance on the Building (the premiums for which shall be included in Operating Expenses), but shall not protect Lessee's property on the Leased Premises; and, Lessor shall not be liable for any damage to Lessee's property, however, caused. Lessee agrees to maintain insurance on all of its property in the Leased Premises. Lessee hereby expressly waives any right of recovery against Lessor for damage to any property of Lessee located in or about the Leased Premises, unless due to the gross negligence of Lessor; and, Lessor hereby expressly waives any rights of recovery against Lessee for damage to the Leased Premises or the Building resulting from the perils insured against under Lessor's fire and extended coverage insurance. All insurance policies maintained by Lessor or Lessee as provided in this Section shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease or agreeing not to acquire any rights of recovery which the insured has expressly waived prior to loss.

  Lessee shall not use the Leased Premises in any manner or store anything in or upon the Leased Premises which would result in an increase in the premiums for the fire and extended coverage insurance.

  14.  Fire and Other Casualty. In the event of total or partial destruction of
       -----------------------
the Leased Premises by fire or other casualty insured under the fire and extended coverage insurance provided pursuant to the terms of this Lease, and in the event that the insurance proceeds are released by any mortgagee entitled to such proceeds, Lessor agrees to promptly restore and repair the Leased Premises at Lessor's expense; provided, however, that in the event the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred twenty (120) days after the date of the damage or destruction; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder, then, in the case of a clause (i) casualty, either Lessor or Lessee may, or, in the case of a clause (ii) casualty, then Lessor may, upon thirty (30) days written notice to the other party, terminate and cancel this Lease; and all further obligations hereunder shall thereupon cease and terminate. Lessor shall determine whether or not it is going to repair or rebuild within fifteen days after Lessor receives a determination from the insurance carrier regarding the availability and amount of insurance proceeds for rebuilding under clause (i) or within thirty (30) days after a casualty in the event of a casualty under clause (ii). In the event of a clause, (i) damage or destruction as described above, Lessee shall have thirty
(30) days after Lessor determines to repair or rebuild the Leased Premises to terminate this Lease. Any proceeds from the fire and extended coverage insurance policies not utilized by Lessor in restoring or repairing the Leased Premises shall become the sole property of Lessor. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable by reason of any such damage thereto.

  15.  Liability Insurance. Lessor shall not be liable to Lessee or to any other
       -------------------
person for (i) damage to property or injury or death to persons due to the condition of the Leased Premises, the Building or the appurtenant common areas, or (ii) the occurrence of any accident in or about the Leased Premises or the appurtenant common areas, or (iii) any act or neglect of Lessee or any other tenant or occupant of the Building or of any other person, unless such damage, injury or death is the result of Lessor's gross negligence; and Lessee hereby releases Lessor from any and all liability for the same. Lessee shall be liable for, and shall indemnify and defend Lessor and hold it harmless from, any and all liability for (i) any act or neglect of Lessee and any person coming on the Leased Premises or appurtenant common areas by the license of Lessee, express or implied, (ii) any damage to the Leased Premises, and (iii) any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises, regardless of cause, except for any loss or damage from fire or casualty insured as provided herein and except for that caused by Lessor's gross negligence. Notwithstanding the foregoing, Lessee shall bear the risk of any loss or damage to its property.

     Lessee, in order to insure against the liabilities specified in this Lease, shall at all times during the term of this Lease carry, at its own expense, one or more policies of general public liability and property damage insurance, issued by one or more insurance companies holding a general policyholder's rating of at least A+ as set forth in the most current issue of "Best's Insurance Guide," and acceptable to Lessor, with the following minimum coverages:

A.   Worker's Compensation: minimum statutory amount.

B. Comprehensive General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $1,000,000 Combined Single Limit for both bodily injury and property damage.

C. Fire and Extended Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Lessee's property.

D.   Business interruption insurance.

     The insurance policy or policies shall protect Lessee and Lessor as their interests may appear, naming Lessor and Lessor's managing agent and mortgagee as additional insureds, and shall provide that they may not be cancelled on less than thirty (30) days prior written notice to Lessor. Lessee shall furnish Lessor with Certificates of Insurance evidencing all required coverage. Should Lessee fail to carry such insurance and furnish Lessor with such Certificates of Insurance after a request to do so, Lessor shall have the right to obtain such insurance and collect the cost thereof from Lessee as additional rent.

     16.  Waiver of Subrogation. Lessor and Lessee each hereby release and
          ---------------------
relieve the other and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against or which are required to be insured against pursuant to the terms of this Lease, which perils occur in, on or about the Leased Premises.

     17.  Eminent Domain. If all or any substantial part of the Building or
          --------------
appurtenant common areas shall be acquired by the exercise of eminent domain, Lessor may terminate this Lease by giving written notice to Lessee thirty (30) days prior to possession thereof is so taken. If all or any part of the Leased Premises shall be acquired by the exercise of eminent domain in such a manner that the Leased Premises shall become unusable by Lessee for the purpose for which it is then being used, Lessee may terminate this Lease by giving written notice to Lessor within fifteen (15) days after notice of condemnation and this Lease shall terminate upon the date the Leased Premises or part thereof is so taken. Lessee shall have no claim against Lessor on account of any such acquisition for the value of any unexpired lease term remaining after possession of the Leased Premises is taken. All damages awarded shall belong to and be the sole property of Lessor; provided, however, that Lessee shall be entitled to any award expressly made to Lessee by any governmental authority for the cost of or the removal of Lessee's stock, equipment and fixtures and other moving expenses.

     18.  Lessor's Right to Mortgage. Lessee agrees at any time, and from time
          --------------------------
to time. to execute a consent to the assignment of this Lease by Lessor to its mortgagee. Lessee's rights shall be subject and subordinate to any bona fide mortgage now existing upon or hereafter placed upon the Leased Premises by Lessor; provided, however, that if the mortgagee shall take title to the Leased Premises through foreclosure or deed in lieu of foreclosure, Lessee shall be allowed to continue in possession of the Leased Premises as provided for in this Lease so long as Lessee shall not be in default. Within ten (10) days following receipt of a written request from Lesser, Lessee shall execute and deliver to Lessor without cost any instrument confirming the subordination and non-disturbance of this Lease.

     19.  Default and Remedy.
          ------------------

     A. The occurrence of any of the following shall be deemed an "Event of Default":

     (1) Lessee shall fail to pay any Monthly Rental installment or Additional Rent within five (5) days after the same shall be due and payable, or Lessee shall fail to pay any other amounts due Lessor from Lessee within ten (10) days after the same shall be due and payable.

     (2) Lessee shall fail to perform or observe any term, condition, covenant or obligation as required under this Lease for a period of thirty (30) days after notice thereof from Lessor; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required to cure, then such default shall be deemed to have been cured if Lessee commences such performance within said thirty-day period and thereafter diligently completes the required action within a reasonable time.

     (3) Lessee shall vacate or abandon the Leased Premises for any period, or fail to occupy the Leased Premises or any substantial portion thereof for a period of thirty (30) days.

     (4) All or substantially all of Lessee's assets in the Leased Premises or Lessee's interest in this Lease are attached or levied under execution (and Lessee does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Lessee (and Lessee fails to secure a stay or discharge thereof within sixty (60) days thereafter); Lessee shall be insolvent and unable to pay its debts as they become due; Lessee makes a general assignment for the benefit of creditors; Lessee takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Lessee or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; dissolution or other termination of Lessee's corporate charter if Lessee is a corporation.

     B. Upon the occurrence of any Event of Default, Lessor shall have the following rights and remedies, in addition to those allowed by law, any one or more of which may be exercised without further notice to or demand upon Lessor:

     (1) Lessor may apply the security deposit or re-enter the Leased Premises and cure any default of Lessee and Lessor shall reimburse Lessee as additional rent for any costs and expenses which Lessor thereby incurs; and Lessor shall not be liable to Lessor for any loss or damage which Lessor may sustain by reason of Lessee's action, regardless of whether caused by Lessor's negligence or otherwise.

     (2) Lessor may terminate this Lease or, without terminating this Lease, terminate Lessee's right to possession of the Leased Premises as of the date of such default, and thereafter (i) neither Lessee nor any person claiming under or through Lessee shall be entitled to possession of the Leased Premises, and Lessee shall immediately surrender the Leased Premises to Lessee; and (ii) Lessor may re-enter the Leased Premises and dispossess Lessee and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Lessor may have. Upon the termination of this Lease, Lessor may declare the present value (as determined by Lessor) of all rent which would have been due under this Lease for the balance of the Lease Term to be immediately due and payable, whereupon Lessee shall be obligated to pay the same to Lessor, together with all loss or damage which Lessor may sustain by reason of Lessee's default ("Default Damages"), which shall include without limitation expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, and brokers' and attorneys' fees, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease.

     (3) Lessor may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Lessee shall be immediately obligated to pay to Lessor as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Lessor's Default Damages.

     (4) Lessor may sue for injunctive relief or to recover damages for any loss resulting from the breach.

     (5) in addition to the defaults and remedies described above, the parties hereto agree that if Lessee defaults in the performance of any (but not necessarily the same) term or condition of this Lease three (3) or more times during any twelve (12) month period, regardless of whether such defaults are ultimately cured, then such conduct shall, at Lessor's option, represent a separate Event of Default. Lessee acknowledges that (i) Lessor will incur additional unanticipated costs as a result of such repetitive defaults, including but not limited to administrative costs and legal fees, and (ii) the purpose of this provision is to adequately compensate Lessor for those costs, which would be difficult to determine with certainty. Therefore, Lessee agrees to pay to Lessor upon a default under this habitual default provision the amount of One Thousand Dollars ($1,000.00) as liquidated damages to cure such default, payable within ten (10) days after written demand therefor to Lessee by Lessor.

     C. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall be construed to be a waiver thereof or affect its right thereafter to exercise or enforce each and every such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Lessor's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Lessee's check or any letter accompanying Lessee's check be deemed an accord and satisfaction, and Lessor may accept such payment without prejudice to Lessor's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Lessor or its employees or agents during the term of this Lease shall be deemed an acceptance or a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Lessor.

     20.  Waiver. No waiver of any covenant or condition or the breach of any
          ------
covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor justify or authorize a non-observance on any other occasion of such covenant or condition or any other covenant or condition; nor shall the acceptance of rent by Lessor at any time when Lessee is in default of any covenant or condition hereof be construed as a waiver of such default or of Lessor's right to terminate this Lease on account of such default.

     21.  Right to Relocate. INTENTIONALLY OMITTED.
          -----------------

     22.  Surrender and Holdover. Upon the expiration or other termination of
          ----------------------
this Lease. Lessee shall quit and surrender to Lessor the Leased Premises, together with all other property affixed to the Leased Premises, broom clean, and in good order and condition, ordinary wear and tear, fire and similar casualty excepted. Any damage caused to the Leased Premises by removal of any property shall be promptly repaired by Lessee. Lessee shall remove all property of Lessee as directed by Lessor; and failing to do so, Lessor may cause all of said property to be removed at the expense of Lessee, and Lessee hereby agrees to pay all the costs and expenses thereby reasonably incurred. Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease.

     Lessee shall, prior to the expiration of the Lease Term, remove all of Lessee's trade fixtures and equipment, and any damage to the Leased Premises shall be promptly repaired; provided, however, that all alterations or additions to the Leased Premises shall, at the option of Lessor, become a part of the Building and the property of Lessor. Lessee shall give written notice to Lessor at least thirty (30) days prior to vacating the Leased Premises and shall arrange to meet with Lessor for a joint inspection of the Leased Premises prior to vacating. In the event of Lessee's failure to give such notice or arrange such joint inspection, Lessor's inspection at or after Lessee's vacating the Leased Premises shall be conclusively deemed correct for purposes of determining Lessee's responsibility for repairs and restoration.

     If Lessee shall remain in possession of all or any part of the Leased Premises after the expiration of the Lease Term, then Lease shall be deemed a lessee of the Leased Premises from month to month with the Minimum Rent being increased to an amount equal to 150% of the Minimum Rent in effect at the end of the Lease Term and the term of the Lease shall be month-to-month. All other terms and conditions of this Lease shall remain in full force and effect during such time Lessee remains in possession of all or any part of the Leased Premises. Acceptance by Lessor of rent after such expiration or earlier termination shall not result in a renewal of this Lease and Lessee shall vacate and surrender the Leased Premises to Lessor upon Lessee being given thirty (30) days' prior written notice from Lessor to vacate.

     23.  Covenant of Quiet Enjoyment. Lessor agrees that if Lessee shall
          ---------------------------
perform all of the covenants and agreements herein provided to be performed on Lessee's part, Lessee shall, at all times during the Lease Term, have the peaceable and quiet enjoyment of possession of the Leased Premises without any manner of hindrance from Lessor or any persons lawfully claiming under Lessor, except as may be provided in this Lease.

     24.  Notice. Any notice required or permitted to be given or served by
          ------
either party to this Lease shall be deemed to have been given or served by either party if it is written and delivered in person or delivered by overnight courier or mailed, by certified or registered mail, addressed to the addresses set forth in Item K of the Basic Lease Provisions. All rental payments shall be made to Lessor at the above address. The addresses may be changed from time to time by either party by serving notice as above provided.

     25.  Benefit of Lessor and Lessee. This Lease and all of the terms and
          ----------------------------
provisions hereof shall inure to the benefit of and be binding upon Lessor and Lessee and their respective heirs, successors, assigns and legal representatives.

     26.  Governing Law. This Lease shall be governed in accordance with the
          -------------
laws of the State of Kentucky.

     27.  Attorneys' Fees. The defaulting party shall be liable for and hereby
          ---------------
agree to pay any and all expenses, including reasonable attorneys' fees, incurred by the other party in connection with any default under the terms, covenants and conditions contained in this Lease.

     28.  Signs.  Lessee may, at its own expense, erect a sign concerning the
          -----
business of Lessee which shall be in keeping with the decor and other signs on the Building. All signage (including the signage described in the preceding sentence) in or about the Leased Premises shall be first approved by Lessor and shall be in compliance with the applicable codes and any recorded restrictions applicable to the Building. Lessee agrees to maintain any sign in good state of repair, and upon expiration of the Lease Term, Lessee agrees to promptly remove such signs and repair any resulting damage to the Leased Premises.

     29.  Estoppel Certificate. Lessee shall, within fifteen (15) days following
          --------------------
receipt of a request from Lessor, execute, acknowledge and deliver to Lessor, or to any lender, holder of any mortgage, purchaser or prospective lender or purchaser designated by Lessor, a written statement in such form as Lessor may reasonably request certifying (i) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification); (ii) the date to which the Minimum Rent, Additional Rent, and other charges have been paid; and (iii) that there are not, to Lessee's knowledge, any uncured defaults (or specifying such defaults if any are claimed). Any such statement may be relied upon by any prospective purchaser or mortgagee. Lessee's failure to deliver such statement within such period shall be conclusive upon Lessee that this Lease is in full force and effect and unmodified and that there are no uncured defaults in Lessor's performance hereunder.

     30.  Broker. Lessee has engaged no brokers who would be entitled to any
          ------
commission or fee based on the execution of this Lease. Lessee acknowledges that it has worked with Ostendorf Morris in connection with this transaction but that no commission or fee is due to such broker. Lessor acknowledges that Lessee shall have no obligation to pay a broker's commission to Lessor or its affiliates on this Lease.

     31.  Limitation of Lessor's Liability. If Lessor shall fail to perform or
          --------------------------------
observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease and if Lessee shall, as a consequence thereof, recover a money judgment against Lessor, Lessee agrees that it shall look solely to Lessor's right, title and interest in and to the Building for the collection of such judgment, that being the sole asset to which Lessee may look for payment of any such judgment; and Lessee further agrees that no other assets of Lessor, wherever situate, shall be subject to levy, execution or other process for the satisfaction of Lessee's judgment and that Lessor shall not be liable for any deficiency.

     The references to "Lessor" in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee simple interest in the Building. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Lessor" named herein, or, in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Lessor hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations.

     32.  Hazardous Materials. Lessee shall not in any manner use, maintain or
          -------------------
allow the use or maintenance of the Leased Premises in violation of any law, ordinance, statute, regulation, rule or order of any governmental authority (collectively "Laws"), including but not limited to laws governing zoning, health, safety (including fire safety), occupational hazards, pollution and the environment. Lessee shall not use, maintain or allow the use or maintenance of the Leased Premises or any part thereof to treat, store, dispose of, transfer, release, convey or recover hazardous, toxic or infectious waste nor shall Lessee otherwise, in any manner, possess or allow the possession of any hazardous, toxic infectious waste on or about the Leased Premises; provided, however, any toxic material lawfully permitted and generally recognized as necessary and appropriate for general office use may be stored and used on the Leased Premises so long as (i) such storage and use is in the ordinary course of Lessee's business permitted under this Lease; (ii) such storage and use is performed in compliance with all applicable laws and in compliance with the highest standards prevailing in the industry for the storage and use of such materials; (iii) Lessee delivers prior written notice to Lessor of the identity of and information regarding such materials as Lessor may require; and (iv) Lessor consents thereto. Hazardous, toxic or infectious waste shall mean any solid, liquid or gaseous waste, substance or emission or any combination thereof which may (i) cause or significantly contribute to an increase in mortality or in serious illness, or (ii) pose the risk of a substantial present or potential hazard to human health, to the environment or otherwise to animal or plant life, and shall include without limitation hazardous substances and materials described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Resource Conservation and Recovery Act, as amended; and any other applicable federal, state or local laws. Lessee shall immediately notify Lessor of the presence or suspected presence of any hazardous, toxic or infectious waste on or about the Leased Premises and shall deliver to Lessor any notice received by Lessee relating thereto.

     Lessor and its agents shall have the right, but not the duty, to inspect the Leased Premises and conduct tests thereon at any time to determine whether or the extent to which there is hazardous, toxic or infectious waste on the Leased Premises. Lessor shall have the right to immediately enter upon the Leased Premises to remedy any contamination found thereon, in exercising its rights herein, Lessor shall use reasonable efforts to minimize interference with Lessee's business but such entry shall not constitute an eviction of Lessee in whole or in part, and Lessor shall not be liable for any interference, loss or damage to Lessee's property or business caused thereby. If any lender or governmental agency shall ever require testing to ascertain whether there has been a release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Lessee to Lessor upon demand as Additional Rent if such requirement arose in whole or in part because of Lessee's use of the Leased Premises. Lessee shall execute affidavits, representations and the like from time to time, at Lessor's request, concerning Lessee's best knowledge and belief regarding the presence of any hazardous, toxic or infectious waste on the Leased Premises or Lessee's intent to store or use toxic materials on the Leased Premises. Lessee shall indemnify and hold harmless Lessor from any and all claims, loss, liability, costs, expenses or damage, including attorneys' fees and costs of remediation, incurred by Lessor in connection with any breach by Lessee of its obligations under this section. The covenants and obligations of Lessee hereunder shall survive the expiration or earlier termination of this Lease.

     33. Miscellaneous.
         -------------

     (A) Lessee acknowledges having reviewed and signed the attached Agency Disclosure Statement and Lessee acknowledges that said Statement is signed and attached. Duke Realty Services Limited Partnership, its agent and employees, have represented only the Lessor, and have not in any way represented the Lessee, in the marketing, negotiation, and completion of this Lease transaction.

     (B) During the Lease Term and any extensions thereof, Lessee shall provide to Lessor on an annual basis, within ninety (90) days following the end of Lessee's fiscal year, a copy of Lessee's most recent certified and audited financial statements prepared as of the end of Lessee's fiscal year. Such financial statements shall be prepared in conformity with generally accepted accounting principles, consistently applied.

     (C) The undersigned represents and warrants to Lessor that (i) Lessee is a Delaware corporation that is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized;
(ii) all action necessary to authorize the execution of this Lease has been taken by Lessee; and (iii) the individual executing and delivering this Lease on behalf of Lessee has been authorized to do so, and such execution and delivery shall bind Lessee. Lessee, at Lessor's request, shall provide Lessor with evidence of such authority.

     (D) Lessee acknowledges that the Building contains asbestos materials and that Lessor is in the process of complying with OSHA regulations regarding such asbestos.

     (E) Additional provisions, if any, are attached hereto as an Addendum, the provisions of which are incorporated herein by reference, in the event of any inconsistencies between the provisions of this Lease and of the Addendum, the provisions of the Addendum shall control.

     (F) Provided Lessee is not in default hereunder, Lessee shall have the option to terminate this Lease at the end of the thirty-sixth (36th) month of the Lease Term. Such option shall be exercised by (i) Lessee's giving written notice to Lessor of its intention to terminate at least six (6) months prior to the effective date of such termination, and (ii) Lee's payment to Lessor of an amount equal to One Hundred Forty Thousand Two Hundred Fifty Dollars ($140,250.00), which shall accompany the notice provided in (i) above. Such payment is made in consideration for Lessor's grant of this option to terminate, to compensate Lessor for rental and other concessions given to Lessee, and for other good and valuable consideration. Such payment shall not in any manner affect Lessee's obligations to pay Minimum Annual Rent and Additional Rent or to perform its obligations under the Lease up to and including the date of termination. Failure to timely and properly exercise this option shall forever waive and extinguish it. If such option is validly exercised, then upon such termination, Lessee shall surrender the Leased Premises to Lessor in accordance with the terms of this Lease and each party shall be released from further liability hereunder; provided, however, that such termination shall not affect any right or obligation arising prior to termination.


     EXECUTED BY LESSOR, this 28th day of June, 1996.
                              ----        ----

                                            DUKE REALTY LIMITED PARTNERSHIP,
                                            an Indiana limited partnership

     WITNESSES:                             By: Duke Realty Investments, Inc.,
     /s/ Stephen C. Denison                     General Partner
     _________________________
     Stephen C. Denison
     _________________________
     (Printed)                                  By: /s/ Robert D. Fessler
                                                   ---------------------------
     /s/ Lynn O. Hughes                            Robert D. Fessler,
     ________________________                      Vice President
     Lynn O. Hughes
     ________________________
     (Printed)

EXECUTED BY LESSEE, this 28th day of June, 1996

                                    PRESTOLITE ELECTRIC INCORPORATED,
WITNESSES:                          a Delaware corporation

/s/ Bruce C. Conybeare, Jr.         By:/s/ Kenneth C. Cornelius
____________________________           _____________________________
Bruce C. Conybeare, Jr.             Printed: Kenneth C. Cornelius
____________________________                ________________________
(Printed)                           Title: Senior Vice President
                                          __________________________
/s/ Rhonda P. Brown
____________________________
Rhonda P. Brown
____________________________
(Printed)


WITNESSES:

/s/ Ann C. Colussi                    By: /s/ Thomas R. Jennett
_________________________________        ______________________________
Ann C. Colussi
_________________________________     Printed: Thomas R. Jennett
(Printed)                                     _________________________

/s/ Lynn O. Hughes                    Title:  Vice President
_________________________________           ___________________________
Lynn O. Hughes
_________________________________
(Printed)


STATE OF OHIO        )
                     )SS:
COUNTY OF HAMILTON   )



  Before me, a Notary Public in and for said County and State, personally appeared Robert D. Fessler, by me known to be the Vice President of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Lease" on behalf of said partnership.

  WITNESS my hand and Notarial Seal this 28th day of June, 1996.
                                         ----        ----

                    /s/ Lynn O. Hughes
                    _______________________________
                    Notary Public

                    Lynn O. Hughes
                    _______________________________
                    (Printed Signature)

My Commission Expires: _______________________
                                                     [SEAL OF NOTARY PUBLIC]
My County of Residence: ______________________

STATE OF MICHIGAN    )

                     )SS:

COUNTY OF WASHTENAW  )



        Before me, a Notary Public in and for said County and State, personally appeared Kenneth C. Cornelius, by me known and by me known to be the Senior Vice
         --------------------                                        -----------
President of Prestolite Electric Incorporated, a Delaware corporation, who
---------
acknowledged the execution of the foregoing "Lease" on behalf of said corporation.

        WITNESS my hand and Notarial Seal this 28th day of June, 1996.

[Notary Stamp                       /s/ Bruce C. Conybeare, Jr.
appears here]                       _______________________________
                                    Notary Public

                                    _______________________________
                                    (Printed Signature)



My Commission Expires: _____________________

My County of Residence: __________________



STATE OF             )
                     )SS:
COUNTY OF            )



        Before me, a Notary Public in and for said County and State, personally appeared Thomas R. Jennett, by me known and by me known to be the Vice President
         -----------------                                        --------------
of Prestolite Electric Incorporated, a Delaware corporation, who acknowledged the execution of the foregoing "Lease" on behalf of said corporation.

The foregoing instrument was acknowledged before me this 28th day of June, 1996.


        WITNESS my hand and Notarial Seal this 28th day of June, 1996.

                                    Lynn O. Hughes
                                    _______________________________
                                    Notary Public

                                    _______________________________
                                    (Printed Signature)

                                                             [Notary Stamp
My Commission Expires: _______________________                appears here]


My County of Residence: ___________________

                                   EXHIBIT A
                                   ---------



                          [MAP OF 7585 EMPIRE DRIVE]

                                   EXHIBIT B
                                   ---------


Lessee accepts the Leased Premises "As Is" except Lessor shall construct a demising wall to divide the Building.

                                  EXHIBIT B-l
                                  -----------


                        To be included in this Exhibit.



1. Lessor to install two (2) additional dock high doors 9 x 10 with edge of dock plates, dock seals and dock lights.



2. Lessor to install demising wall separating the Leased Premises from the rest of the space in the Building.

                                   EXHIBIT C
                                   ---------


                             RULES AND REGULATIONS


  (These Rules and Regulations have been adopted for the purpose of insuring order and safety in the Building and of maintaining the rights of Lessee and of the Lessor.)

  1. The sidewalks, entrances, driveways and roadways serving and adjacent to the Leased Premises, are the property of the Lessor, and shall not be obstructed or used for any purpose other than ingress and egress. The Lessor shall in all cases retain the right to control and prevent access to the Property, of all persons whose presence, in the judgment of the Lessor or its employees, shall be prejudicial to the safety, character, reputation or interests of the property or neighboring buildings.

  2. No awnings or other projections shall be attached to the outside walls of the Building. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without written consent of Lessor.

  3. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown herein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee who, or whose sublessees, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

  4. No Lessee shall mark, paint, drill into or in any way deface any part of the exterior Leased Premises or in the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Lessor and Lessor may direct.

  5. No birds or animals of any kind shall be brought onto or kept in or about the Property, and no cooking shall be done or permitted by any Lessee on the Leased Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Lessees and their employees shall be permitted provided power shall not exceed that amount which can be provided by a 30-amp circuit. No Lessee shall cause or permit any unusual or objectionable odors to be produced or permeate outside the Leased Premises.

  6. The Leased Premises shall not be used for manufacturing, unless the use conforms to the zoning applicable to the area and the Lessor provides written consent. No Lessee shall operate a business or an office in the Leased Premises for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a retail or wholesale store or general office, in contradiction to the permitted use in this Lease, without the express written consent of Lessor, not to be unreasonably withheld. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

  7. No Lessee shall make, or permit to be made, any noise which may disturb or interfere with occupants of neighboring buildings whether by the use of any musical instrument, radio, phonograph, unusual noise or in any other way.

  8. No Lessee, sublessee or assignees nor any of its servants, employees, agents, visitors or licensees shall at any time bring or keep upon the Leased Premises any flammable, combustible or explosive fluid, chemical or substance, other than that which is ordinary and necessary for the Lessee's use of the Leased Premises, as contemplated herein.

  9. Each Lessee must upon the termination of its tenancy, deliver to the Lessor all keys to the offices, storage rooms, toilet rooms, either furnished to, or otherwise procured by, such Lessee.

  10. All persons employed by any Lessee to do work upon the Leased Premises, while in the Building and outside of the Leased Premises, shall be subject to and under the control and direction of the Lessee, and Lessee shall be responsible for all acts of such persons.

  11. Canvassing, soliciting and peddling in the adjacent buildings are prohibited, and each Lessee shall report and otherwise cooperate to prevent the same.

  12. Lessee agrees that it shall not discriminate upon the basis of race, color, religion, sex or national origin in the use and occupancy or in, any sublease or subletting of the Leased Premises.

  13. No outside storage is permitted including without limitation the storage of trucks and other vehicles.

  14. The Lessor reserves the right to reasonably rescind, modify or supplement any of these rules and to make such other and further reasonable rules and regulations which, in the Lessor's judgment may from time to time be necessary for the safety and cleanliness of the Leased Premises, and for the assurance of good order therein. Lessor agrees to provide Lessee with a copy of said rules which shall be deemed a part of this Lease.

Anything contained in these Rules and Regulations which is contrary to or inconsistent with any express provision of the Lease shall be void and of no force and effect.

COMERICA       LESSOR'S ACKNOWLEDGEMENT AND SUBORDINATION

                                              [For Use Without Assignment Lease]
                                                       -------

The undersigned, Duke Realty Limited Partnership, an Indiana limited partnership, LESSOR, under the terms of a Lease, a copy of which is attached hereto ("Lease"), acknowledges that Prestolite Electric Incorporated, LESSEE, has or will receive from Comerica Bank ("Bank"), 100 Renaissance Center, Detroit, Michigan 48243, Attention: Loan Documentation Review, certain credit accommodations.

Notice LESSOR agrees to notify Bank in writing (at the address specified above) not less than thirty (30) days before commencing any proceedings or otherwise taking any action to terminate the Lease or to enforce its remedies thereunder.

Subordination LESSOR agrees that Lessee's machinery, equipment, inventory, fixtures or other property ("Lessee's Property") which may be located on the leased premises shall remain the personal property of the Lessee and shall not become a fixture or part of the realty notwithstanding anything that may be implied by law from the mode of attachment, installation or otherwise. LESSOR further agrees that any lien or security interest it may claim against any of Lessee's Property, is hereby subordinated to any lien or security interest now or subsequently held by Bank in any of such property.

Limited Right of Entry LESSOR acknowledges that, notwithstanding any noncompliance with or default by LESSEE under the Lease, the Bank shall have the limited right to enter into and remain in possession of the leased premises for a period of up to thirty (30) consecutive days for the purpose of enforcing its liens and security interests in Lessee's Property, including the sale and/or detachment and/or removal from the leased premises of such property. For the initial ten (10) days Bank is in possession under this paragraph, Bank shall have no obligation for rent or other occupancy charges. For the remaining twenty
(20) days (or any portion thereof) Bank is in possession under this paragraph, Bank shall pay to LESSOR, on a weekly basis in arrears (pro rata, depending on the number of says Bank is in possession), the current monthly rent accruing under the Lease during the period while Bank is in possession of the leased premises, net of any obligations of LESSEE for taxes, insurance or other sums. Bank shall have no responsibility whatsoever for any back rent or other obligations which have accrued under the Lease prior to Bank's entry into possession under this paragraph.

Acknowledgement LESSOR further acknowledges that Bank's rights have been given for security purposes only, and that unless and until Bank agrees expressly and in writing to do so, Bank shall have no obligations whatsoever under the Lease.


Date: June 28, 1996


ADDRESS OF LEASED PREMISES:                LESSOR(S):

7585 Empire Drive                          DUKE REALTY LIMITED PARTNERSHIP,an
-----------------                          ----------------------------------
                                           Indiana limited partnership

Florence, KY 41042                         By: Duke Realty Investments, Inc.
------------------                             its general partner

                                               By: /s/ Robert D. Fessler
                                                   _____________________
                                                   Robert D. Fessler
                                                   Vice President





Acknowledged by LESSEE:
PRESTOLITE ELECTRIC INCORPORATED

BY: /s/ Thomas Jennett,
    -------------------
    SIGNATURE OF

ITS:   Thomas Jennett, Vice President
       ------------------------------
       TITLE (if applicable)

Date:     June 28         1996

                   THIRD AMENDMENT TO AGREEMENT FOR PURCHASE
                             AND SALE OF PROPERTY

        This Third Amendment to Agreement for Purchase and Sale of Property is executed as of the 14th day of June, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Duke"), and PRESTOLITE ELECTRIC INCORPORATED, a Delaware corporation ("Prestolite").

                               R E C I T A L S:
                               - - - - - - - -

        A. Duke and Prestolite have entered into an Agreement for Purchase and Sale of Property dated March 29, 1996, as amended by amendments thereto dated May 13, 1996 and May 31, 1996 (collectively, the "Agreement").

        B. The Inspection Date (as defined in the Agreement) is June 14, 1996.

        C. Under Section 6.3 of the Agreement, Duke has until the Inspection Date to exercise its rights to terminate the Agreement and have the Earnest Money (as defined in the Agreement) returned to it.

        D. Duke and Prestolite continue to negotiate acceptable terms of purchase of the Property (as defined in the Agreement).

        E. Duke and Prestolite desire to extend the Inspection Date until June 28, 1996 and change the purchase price for the Property.

        NOW, THEREFORE, in consideration of the recitals, the mutual convenants and agreements herein contained and contained in the Agreement and other good and valuable consideration, the receipt and sufficiency which are hereby mutually acknowledged, and intending to be legally bound, Prestolite and Duke hereby agree to amend the Agreement as follows:

        1. The first sentence of Section 4.1 is hereby deleted and the following sentence is substituted in lieu thereof:

        The purchase price (the "Purchase Price") for the Property shall be Three Million Two Hundred Thousand Dollars ($3,200,000.00). Buyer and Seller acknowledge that the Purchase Price is reduced from the original Purchase Price agreed to by the parties in the Agreement to account for the failure to obtain a third party tenant for a portion of the Property and the condition of the roof. Notwithstanding anything to the contrary in the Agreement, buyer accepts the roof, AS IS.

        2. The second sentence of Section 6.3 is hereby deleted and the following sentence is substituted in its place:

        Buyer shall have until June 28,1996 (the "Inspection Date") in which to make such investigations and studies with respect to the Property as Buyer deems appropriate, and to terminate this Agreement, by written notice to Seller, to be received on or before the Inspection Date, if Buyer is not, for any reason satisfied with the Property.

        3. This amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument.


                                    "DUKE"

                                    DUKE REALTY LIMITED PARTNERSHIP,
                                    an Indiana limited partnership

                                    By:  Duke Realty Investments, Inc.,
                                         its General Partner

                                             /s/ Robert D. Fessler
                                         By: ____________________________
                                              Robert D. Fessler
                                              Vice President


                                    "PRESTOLITE"

                                    PRESTOLITE ELECTRIC INCORPORATED,
                                    a Delaware corporation,

                                        /s/ Thomas R. Jennett
                                    By: _________________________________
                                        Thomas R. Jennett
                                        Vice President

                                        /s/ Kenneth C. Cornelius
                                    By: _________________________________
                                        Kenneth C. Cornelius
                                        Sr. Vice President

                   SECOND AMENDMENT TO AGREEMENT FOR PURCHASE
                              AND SALE OF PROPERTY


     This Second Amendment to Agreement for Purchase and Sale of Property dated this 31st day of May, 1996, between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Duke"), and PRESTOLITE ELECTRIC INCORPORATED, a Delaware corporation ("Prestolite").


                               R E C I T A L S:
                               - - - - - - - -

     A. Duke and Prestolite have entered into an Agreement for Purchase and Sale of Property dated March 29, 1996, as amended by an amendment thereto dated May 13, 1996 (collectively, the "Agreement").

     B.  The Inspection Date (as defined in the Agreement) is May 31, 1996.

     C. Under Section 6.3 of the Agreement, Duke has until the Inspection Date to exercise its rights to terminate the Agreement and have the Earnest Money (as defined in the Agreement) returned to it.

     D. Duke and Prestolite continue to negotiate acceptable terms of purchase of the Property (as defined in the Agreement).

     E. Duke and Prestolite desire to extend the Inspection Date until June 14, 1996.

     NOW, THEREFORE, in consideration of the recitals, the mutual convenants and agreements herein contained and contained in the Agreement and other good and valuable consideration, the receipt and sufficiency which are hereby mutually acknowledged, and intending to be legally bound, Prestolite and Duke hereby agree to amend the Agreement as follows:

     1. The second sentence of Section 6.3 is hereby deleted and the following sentence is substituted in its place:

     Buyer shall have until June 14,1996 (the "Inspection Date") in which to make such investigations and studies with respect to the Property as Buyer deems appropriate, and to terminate this Agreement, by written notice to Seller, to be received on or before the Inspection Date, if Buyer is not, for any reason satisfied with the Property.

     2. This amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument.

     Dated May 31, 1996.



                                  "DUKE"

                                  DUKE REALTY LIMITED PARTNERSHIP,
                                  an Indiana limited partnership

                                  By:  Duke Realty Investments, Inc.,
                                       its General Partner

                                       By: /s/ Richard W. Horn
                                           ----------------------------
                                           Richard W. Horn
                                           Vice President Acquisitions



                                  "PRESTOLITE"

                                  PRESTOLITE ELECTRIC INCORPORATED,
                                  a Delaware corporation

                                  By: Thomas R. Jennett
                                      ---------------------------
                                      Thomas R. Jennett
                                      Vice President



                                  By: /s/ Kenneth C. Cornelius
                                      ----------------------------------
                                  Printed: Kenneth C. Cornelius
                                           -----------------------------
                                  Title: Vice President
                                         -------------------------------

                      AMENDMENT TO AGREEMENT FOR PURCHASE
                              AND SALE OF PROPERTY


      This Amendment to Agreement for Purchase and Sale of Property dated this 13th day of May, 1996, between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Duke"), and PRESTOLITE ELECTRIC INCORPORATED, a Delaware corporation ("Prestolite").



                               R E C I T A L S:
                               - - - - - - - -

     A. Duke and Prestolite have entered into an Agreement for Purchase and Sale of Property dated March 29, 1996 (the "Agreement").

     B.   The Inspection Date (as defined in the Agreement) is May 13, 1996.

     C. Under Section 6.3 of the Agreement, Duke has until the Inspection Date to exercise its rights to terminate the Agreement and have the Earnest Money (as defined in the Agreement) returned to it.

     D. Duke and Prestolite continue to negotiate acceptable terms of purchase of the Property (as defined in the Agreement).

     E. Duke and Prestolite desire to extend the Inspection Date until May 31, 1996.

     NOW, THEREFORE, in consideration of the recitals, the mutual convenants and agreements herein contained and contained in the Agreement and other good and valuable consideration, the receipt and sufficiency which are hereby mutually acknowledged, and intending to be legally bound, Prestolite and Duke hereby agree to amend the Agreement as follows:

     1. The second sentence of Section 6.3 is hereby deleted and the following sentence is substituted in its place:

     Buyer shall have until May 31,1996 (the "Inspection Date") in which to make such investigations and studies with respect to the Property as Buyer deems appropriate, and to terminate this Agreement, by written notice to Seller, to be received on or before the Inspection Date, if Buyer is not, for any reason satisfied with the Property.

     2. This amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument.

     Dated May 13, 1996.



                                  "DUKE"

                                  DUKE REALTY LIMITED PARTNERSHIP,
                                  an Indiana limited partnership

                                  By:  Duke Realty Investments, Inc.,
                                       its General Partner

                                       By: /s/ Richard W. Horn
                                           ------------------------------
                                           Richard W. Horn
                                           Vice President Acquisitions



                                  "PRESTOLITE"

                                  PRESTOLITE ELECTRIC INCORPORATED,
                                  a Delaware corporation

                                  By: /s/ Thomas R. Jennett
                                      --------------------------------------
                                          Thomas R. Jennett
                                          Vice President


                                  By: ________________________________
                                  Printed: _____________________________
                                  Title: _______________________________

Dated May 13, 1996.


                                  "DUKE"

                                  DUKE REALTY LIMITED PARTNERSHIP,
                                  an Indiana limited partnership

                                  By:  Duke Realty Investments, Inc., its
                                       General Partner

                                       By: Richard W. Horn
                                           -------------------------
                                           Richard W. Horn
                                           Vice President Acquisitions



                                  "PRESTOLITE"

                                  PRESTOLITE ELECTRIC INCORPORATED,
                                  a Delaware corporation

                                  By: _________________________________
                                       Thomas R. Jennett
                                       Vice President



                                      /s/ Kenneth C. Cornelius
                                  By: _________________________________

                                           Kenneth C. Cornelius
                                  Printed: ____________________________

                                            Sr. Vice President
                                  Title:  _____________________________

                            AGREEMENT FOR PURCHASE
                            ----------------------
                             AND SALE OF PROPERTY
                             --------------------

        THIS AGREEMENT is made and entered into as of this 29th day of March.
                                                           ----
1996, by and between PRESTOLITE ELECTRIC INCORPORATED, an Delaware corporation ("Seller"), and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Buyer").

                         W I T N E S S E T H  T H A T:
                         - - - - - - - - - -  - - - -

        WHEREAS, Buyer wishes to purchase, and Seller wishes to sell, the Property (as hereinafter defined), but only upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of Ten Dollars ($10.00), the Earnest Money, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

        Section 1.  Definitions and Exhibits.
        ---------   -------------------------

        1.1 Definitions. For purposes of this Agreement. each of the following
            -----------
terms, when used herein with an initial capital letter, shall have the meaning ascribed to it as follows:

            1.1.1  Agreement. This Agreement for Purchase and Sale of Property.
                   ---------

            1.1.2  BOMA Standards. The American National Standard adopted and
                   --------------
approved by the Building Owners and Managers Association International on July 31, 1980, as amended from time to time.

            1.1.3  Broker. The broker described in Section 16.1 hereof.
                   ------

            1.1.4  Building. The Prestolite Electric Building (148,445 square
                   --------
feet) located at 7585 Empire Drive in Florence, Kentucky.

            1.1.5  Closing. The closing and consummation of the purchase and
                   -------
sale of the Property pursuant hereto.

            1.1.6  Closing Date. The date on which the Closing occurs as
                   ------------
provided in Section 11.1 hereof.

            1.1.7  Confidential Information. The confidential information
                   ------------------------
described in Section 6.1 hereof.

            1.1.8  Contract Date. The date upon which this Agreement shall be
                   -------------
deemed effective, which shall be the date first above written.

            1.1.9  Deed. The Warranty Deed to be executed by Seller in the form
                   ----
attached hereto as Exhibit J.
                   ---------
            1.1.10 Disclosures. The disclosures described in Section 8.9 hereof
                   -----------

            1.1.11 Environmental Laws. Any applicable statute, code, enactment,
                   ------------------
ordinance, rule, regulation, permit, consent, approval, authorization, license, judgment, order, writ, common law rule (including without limitation the common law respecting nuisance and tortious liability), decree, injunction, or other requirement having the force and effect of law, whether local, state, territorial or national, at any time in force or effect relating to:

        (i) Emissions, discharges, spills, releases or threatened releases of Hazardous Substances into ambient air, surface water, ground water, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land;

        (ii) The use, treatment, storage, disposal, handling, manufacturing, transportation or shipment of Hazardous Substances:

        (iii) The regulation of storage tanks; or

        (iv) Otherwise relating to pollution or the protection of human health or the environment..

            1.1.12 Earnest Money. The amount deposited by Buyer in escrow with
                   -------------
Escrow Agent as earnest money pursuant to the terms and conditions of Section 3 hereof, together with any interest earned thereon (which shall follow principal).

            1.1.13 Escrow Agent. The Title Insurer or such other mutually
                   ------------
acceptable escrow agent acting as Escrow Agent pursuant to the terms and conditions of the Escrow Agreement and Section 3 hereof.

            1.1.14 Escrow Agreement. That certain Escrow Agreement of even date
                   ----------------
herewith among Seller, Buyer and Escrow Agent referred to in Section 3 hereof and attached hereto as Exhibit A and by this reference made a part hereof.
                       ---------

            1.1.15 Hazardous Substances. All substances, wastes, pollutants,
                   --------------------
contaminants and materials regulated, or defined or designated as hazardous, extremely or imminently hazardous, dangerous, or toxic, under the following federal statues and their state counterparts, as well as these statutes' implementing regulations: the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)(S)9601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. (S)(S)136 et seq., the Atomic Energy Act, 42 U.S.C. (S)(S)201 1 et seq, and the Hazardous Materials Transportation Act, 42 U.S.C. (S)(S)l801 et seq.;

        (ii) Petroleum and petroleum products including crude oil and any fractions thereof;

        (iii) Asbestos: and

        (iv)  Natural gas, synthetic gas, and any mixtures thereof.

            1.1.16 Guarantor or Guarantors. Each guarantor of any of a Tenant's
                   -----------------------
duties and obligations under such Tenant's Lease (collectively, the "Guarantors").

            1.1.17 Guaranty or Guaranties. Each guaranty presently in effect of
                   ----------------------
all or any of a Tenant's duties and obligations under a Lease (collectively, the "Guaranties").

            1.1.18 Improvements. The Building and any other buildings,
                   ------------
structures and improvements located upon the Land.

            1.1.19  Inspection Date. The Inspection Date set forth in Section
                    ---------------
6.3 hereof.

            1.1.20 Land. All those tracts or parcels of land described in
                   ----
Exhibit B attached hereto and by this reference made a part hereof.
---------
            1.1.21 Lease: Leases. Each lease of space or property within the
                   -------------
Property in force and effect as of the date hereof (collectively, the "Leases") within the Property, the Leases being listed in Exhibit C attached hereto and by
                                                ---------
this reference made a part hereof.

            1.1.22 Permitted Title Exceptions. Those matters identified on
                   --------------------------
Exhibit D attached hereto and by this reference made a part hereof.
---------

            1.1.23 Property. All of Seller's right, title and interest in, to
                   --------
and under the following property:

            (i)    The Leases;

            (ii)   The Land;

            (iii)  The Improvements;

            (iv) The personal property (collectively, the "Personal Property") listed on Exhibit E attached hereto and by this reference made a part
               ---------
     hereof:

            (v)    The Guaranties;

            (vi)   The Security Deposits;

            (vii)  The Surviving Service Contracts; and

            (viii) All rights of way or use, licenses, tenements, hereditaments, appurtenances and easements now or hereafter belonging or pertaining to any of the foregoing, except those, if any, hereinafter reserved to Seller.

            1.1.24 Proration Date. The effective date of the prorations provided
                   --------------
in Section 4.2 hereof, which is midnight on the eve of the Closing Date.

            1.1.25 Purchase Price. The purchase price for the Property described
                   --------------
in Section 4.1 hereof.

            1.1.26 Rent Roll. The rent roll attached hereto as Exhibit F and by
                   ---------                                   ---------
this reference made a part hereof, or any updated version thereof.

            1.1.27 Rents. The rents and other charges under the Leases described
                   -----
in Section 4.2.1 hereof.

            1.1.28 Security Deposits. Any and all security deposits made
                   -----------------
pursuant to the Leases.

            1.1.29 Service Contracts. All of the service or management
                   -----------------
contracts, equipment, labor or material contracts, maintenance or repair contracts or other agreements (other than the Leases) that are in force and effect and affect the Property or the operation, repair or maintenance thereof, a complete list of such contracts or agreements being contained in Exhibit G
                                                                   ---------
attached hereto and by this reference made a part hereof.

            1.1.30 Survey. The survey of the Land described in Section 6.4
                   ------
hereof.

            1.1.31 Surviving Service Contracts. Those Service Contracts which
                   ---------------------------
Buyer may elect in writing to assume, with Seller's consent, pursuant to Section 7 below and which shall be assigned to Buyer at the Closing.

            1.1.32 Tenant or Tenants. Each Tenant who has executed a Lease
                   -----------------
(collectively, the "Tenants").

            1.1.33 Tenant Estoppel Certificates. The estoppel certificates which
                   ----------------------------
Seller shall devote its good faith efforts to obtain from the Tenants, as provided in Section 10 hereof, such certificates to be substantially in the form of Exhibit H attached hereto and by this reference made a part hereof.
   ---------

            1.1.34 Title Insurer. Chicago Title Insurance Company or such other
                   -------------
title insurer acceptable to Buyer and Seller.

        1.2 Exhibits and Schedules. Attached hereto and forming an integral part
            ----------------------
of this Agreement are the following exhibits and schedules, all of which are incorporated into this Agreement as fully as if the contents thereof were set out in full herein at each point of reference thereto:

                        Exhibit A -  Escrow Agreement

                        Exhibit B -  Description of Land

                        Exhibit C -  List of Leases

                        Exhibit D -  Permitted Title Exceptions

                        Exhibit E -  List of Personal Property

                        Exhibit F -  Rent Roll

                        Exhibit 0 -  Service Contracts

                        Exhibit H -  Form of Tenant Estoppel Certificate

                        Exhibit I -  Description of Litigation Affecting Seller
                                     or the Property

                        Exhibit J -  Form of Deed

                        Exhibit K -  Assignment and Assumption of Leases and
                                     Guaranties

                        Exhibit L -  Non-Foreign Certificate

                        Exhibit M -  Bill of Sale

                        Exhibit N -  Assignment and Assumption of Surviving
                                     Service Contracts

                        Exhibit O -  Uncompleted Tenant Improvements

                        Exhibit P -  Notice to Tenants

                        Schedule 1-
                                     Form of
                                     Lease for Prestolite Electric Incorporated

                        Schedule 2-
                                     Form of Lease
                                     for Continental PET

        Section 2.  Purchase and Sale Agreement.
        ---------   ---------------------------

        Subject to and in accordance with the terms and provisions hereof, Seller agrees to sell and Buyer agrees to purchase the Property.

        Section 3.  Earnest Money.
        ---------   -------------

        3.1 Earnest Money. Simultaneously herewith, Buyer has deposited with
            -------------
Escrow Agent the sum of Twenty-five Thousand Dollars ($25,000.00) as the earnest money deposit under this Agreement On the Inspection Date, in the event Buyer completes its due diligence inspections and elects to close on and acquire the Property, Buyer shall deposit with the Escrow Agent the additional sum of Twenty-five Thousand Dollars ($25,000.00) as an additional earnest money deposit under this Agreement. Such deposits, together with any interest or other income earned thereon (collectively, the "Earnest Money"), shall be held, invested and disbursed pursuant to the respective terms and provisions hereof and of the Escrow Agreement.

        3.2 Disbursement. Whenever the Earnest Money is by the terms hereof to
            ------------
be disbursed by Escrow Agent, Seller and Buyer agree promptly to execute and deliver such notice or notices as shall be necessary or, in the opinion of Escrow Agent, appropriate to authorize Escrow Agent to make such disbursement.

        Section 4.  Purchase Price.
        ---------   --------------

        4.1 Purchase Price. The purchase price (the "Purchase Price") for the
            --------------
Property shall be Three Million Four Hundred Thousand Dollars ($3,400,000.00). The Purchase Price, as adjusted by the prorations provided in Section 4.2 hereof and as reduced by the Earnest Money, which, unless otherwise disbursed hereunder, shall be disbursed by Escrow Agent at the Closing to Seller as a portion of the Purchase Price, shall be paid by Buyer to Seller at the Closing in United States dollars, by Federal Reserve System wire transfer or other immediately available funds acceptable to Seller.

        4.2 Prorations. The following items shall be prorated between Seller and
            ----------
Buyer as of the Proration Date, and prorations favoring Buyer, to the extent determinable as of the Proration Date, shall reduce the Purchase Price payable by Buyer at the Closing, and such prorations favoring Seller, to the extent determinable as of the Proration Date, shall increase the Purchase Price payable by Buyer at the Closing:

            4.2.1 Rents, additional rents, common area maintenance charges, charges for taxes and insurance premiums or for escalations thereof, if any, and other charges under the Leases (hereinafter collectively referred to as the "Rents"). If on the Proration Date, any Tenant is delinquent in the payment of any Rents, then Buyer shall refund to Seller an amount, up to the full amount of such receivable, at the time of Buyer's receipt of any Rents from such Tenant, to the extent of any portion of such payment remaining after Buyer deducts all Rents due Buyer from such Tenant after the Proration Date and after Buyer deducts any costs of collecting such Rents. Any adjustments for common area maintenance, taxes or utility charges collected after the Proration Date which are attributable to any period prior to the Proration Date shall be refunded to Seller, if, as and when received, after Buyer deducts any costs of collecting such Rents.

            4.2.2 The state and county ad valorem property taxes becoming a lien on the Property during the calendar year of Closing. If the actual tax bills have not been issued, then such proration shall be based on 105% of such taxes for the prior year or tax period, unless Buyer and Seller agree that such taxes may be more accurately estimated. After the tax bills for the year or tax period of Closing are received by either Buyer or Seller, Buyer and Seller shall adjust such proration, and any amount then owing shall be paid within twenty (20) days of demand by the party entitled thereto. All assessments with regard to the Property, whether due and payable currently or in future periods, shall be paid in full by Seller prior to the Closing Date or credited against the Purchase Price in favor of Buyer.

            4.2.3 Sanitary sewer taxes, assessments and utility charges, if any, to the extent, and only to the extent, such taxes and charges are not required to be paid by any Tenant.

            4.2.4 Operating expenses of the Property, including, without limitation, charges under the Surviving Service Contracts.

            4.2.5 In assuming Seller's obligations under the Leases at the Closing, Buyer shall specifically assume and agree to pay any and all leasing commissions, tenant improvement allowances and rent concessions that may become due and owing or may be required to be credited under any of the Leases after the Closing, subject, however, to Section 8.3 hereof. Buyer shall not be entitled to, and shall not receive, a credit against the Purchase Price for any such future payments. In particular, at Closing Buyer shall pay leasing commissions of six percent (6%) of the base annual rent payable in the first three (3) years of the Continental PET lease, and, in addition, Buyer shall assume responsibility and/or reimburse Seller for the cost of tenant finish improvements and related construction as required by the Continental PET lease; provided, however, that Seller shall contract with Buyer or an affiliate of Buyer for such construction and tenant finish.

            4.2.6 If the parties make any errors in the closing prorations or if they subsequently determine that any dollar amount prorated to be incorrect, each agrees, upon notice from the other within one (1) year after the Closing, to make any adjustment necessary to correct the error, including payment of any amount to the other then determined to be owing.

Buyer shall cooperate with Seller and use its best efforts to collect any payment required to be prorated under this Section 4.2 after the Closing; provided, however, that Buyer shall have no obligation to bring any legal action to collect such payment, although Seller shall have the right to sue delinquent Tenants for delinquent rent so long as Seller does not cause a termination of any Lease. Seller shall have the right, at any time for one (1) year after the Closing upon prior notice to Buyer, to review, inspect and audit any and all books; records and other information of Buyer relating to any proration required under this Section 4.2. Buyer and Seller shall promptly pay to the other party any amount due to the other party as a result of any proration required under this Section 4.2. All amounts due hereunder shall be payable no later than twenty (20) days after demand by the payee, and, if such payments duly owing are not then timely paid, then all such amounts shall bear interest at a rate equal to fifteen percent (15%) per annum until such time as all such amounts are paid in full. The terms and conditions set forth in this Section 4.2 shall expressly survive the Closing hereunder only for the period of time necessary to achieve final prorations of all amounts due and owing hereunder.

        Section 5.   Title to the Property. Seller shall convey merchantible and
        ---------    --------------------
marketable fee simple title to the Land and the Improvements to Buyer in the form of the Deed, which shall expressly be made subject to the Permitted Title Exceptions. Buyer shall have until thirty (30) days after the Contract Date by which to examine title to the Property, obtain any title commitments from the Title Insurer, and to give written notice to Seller of any objections which Buyer may have. If Buyer falls to give any notice to Seller by such date, Buyer shall be deemed to have waived such right to object to any title exceptions or defects. If Buyer does give Seller timely notice of objection to any other title exceptions or defects, Seller shall use commercially reasonable efforts to cure or satisfy such objection by the Closing. If such objection is not so timely and reasonably cured or satisfied or undertaken to be reasonably cured or satisfied by Seller, then Buyer shall, within five (5) days thereafter, elect by written notice to be received by Seller on or before such fifth (5th) day, either to (a) terminate this Agreement, in which case the Earnest Money shall be returned to Buyer by Escrow Agent, and the parties shall have no further rights or obligations hereunder, except for those which expressly survive any such termination, or (b) waive its objections hereunder and proceed with the transaction pursuant to the remaining terms and conditions of this Agreement. If Buyer fails to give Seller notice of its election by such time, it shall be deemed to have elected the option contained in subparagraph (a) above. If Seller does so reasonably cure or satisfy, or undertake to reasonably cure or satisfy, such objection to the satisfaction of Buyer, as determined in its sole discretion, then this Agreement shall continue in full force and effect. Buyer shall have the right at any time to waive any objections that it may have made and, thereby, to preserve this Agreement in full force and effect. Seller agrees nor to further voluntarily alter or encumber in any way Seller's title to the Property after the Contract Date (except to the extent provided in Section 9 below) without Buyer's written consent. Notwithstanding anything to the contrary contained herein, Seller shall be obligated to remove as a title exception (i) all mortgages, security deeds or other security instruments encumbering the Property, and (ii) all past due ad valorem taxes and assessments, owners association, roadway or other easement fees, dues or assessments of any kind, whether or not of record, which constitute, or may constitute, a lien against the Property. In addition, Seller shall be obligated to remove (or bond over) any judgments against the Seller (which do not result from acts or omissions on the part of Buyer) which have attached to and become a lien against the Property.

        Section 6.  Buyer's Inspection.
        ---------   ------------------

        6.1 Document Inspection. Buyer and Seller acknowledge that Buyer shall
            -------------------
inspect the Property and shall examine, review and inspect the books and records relating to the ownership and operation of the Property pursuant to the terms hereof. Within ten (10) days after the date hereof, Seller shall make available to Buyer each of the following documents related to the Property that it has in its possession as of that date:

        (a)  The Leases:

        (b) A rent roll for the Property, outlining the terms of all Leases and dated not more than thirty (30) days prior to the Contract Date. Seller shall update such rent roll to a date which is not more than thirty (30) days prior to the Closing Date;

        (c) List of all security deposits, prepaid rent or other sums currently held by Landlord under the Leases;

        (d) All material tenant correspondence, and all financial statements for tenants which are not subject to a confidentiality agreement. Further, Buyer shall have the right to visit Seller's offices to inspect and review tenants' files located at Seller's offices:

        (e) Copies of all service, management, leasing or brokerage contracts, personal property leases and other executory contracts respecting the Property. Seller shall update such list to a date which is not more than thirty (30) days prior to the Closing Date;

        (f) Copies of real estate tax bills and assessments for the Property for the current year and for the past three (3) years;

        (g) All engineering and architectural plans and specifications, drawings, site plans, surveys, soil boring test results, other test results, studies and as-built plans and specifications of the Property, traffic studies, and other construction and zoning materials for the Property;

        (h) Operating statements and related documents and records for the Property for the current year and for the three (3) years immediately preceding the current year;

        (i) Copies of all certificates of occupancy for the building shell and for all occupied tenant spaces, licenses, permits, authorizations and approvals required by law or by any governmental authority having jurisdiction over the Property, relating to the construction, occupancy, operation or present use of the Property;

        (j) The most recent budget for the Property, including income, operating expenses, property taxes and assessments and capital expenditures;

        (k) A list of all personal property located on the Property and owned by Seller;

        (l) Copies of all warranties and guaranties issued in connection with the Property;

        (m) Copies of all environmental reports of the Property;

        (n) Copies of any prior surveys of the Property;

        (o) Copies of insurance policies, insurance certificates delivered by tenants, and claims documentation for the current year and for the past three (3) years respecting the insurance maintained on the Property or any portion thereof;

        (p) Any other information or documentation relating to the design, construction, layout, structure, mechanical, electrical and plumbing systems, fire protection systems and subsurface conditions relating to the Property; and

        (q) Copies of all books, records, bills, invoices, lease files, credit reports, and other documentation related to the ownership, construction, operation and leasing of the Property.

        6.2 Physical Inspection. Subject to the rights of the Tenants under the
            -------------------
Leases and any rights or restrictions under any of the Permitted Title Exceptions, Buyer and its agents shall have the right, from time to time prior to the Closing, to enter upon the Property to examine the same and the condition thereof, and to conduct such surveys and to make such engineering and other inspections, tests and studies as Buyer shall determine to be reasonably necessary, all at Buyer's sole cost and expense. Buyer agrees to give Seller advance notice of such examinations or surveys and to conduct such examinations or surveys during normal business hours to the extent practicable. Buyer agrees to conduct all examinations and surveys of the Property in a manner that will not harm or damage the Property or cause any claim adverse to Seller or default under any Lease, and agrees to restore the Property to its condition prior to any such examinations or surveys immediately after conducting the same.

        6.3 Formal Inspection Period. Notwithstanding Buyer's right of
            ------------------------
inspection contained in Section 6.2 above, with respect to the condition of the Property, Buyer's obligation to close under this Agreement is subject to and conditioned upon Buyer's investigation and study of and satisfaction with the Property. Buyer shall have until the forty-fifth (45th) day after the date Buyer has received the Survey, the documents listed in Section 6.1 and a title commitment and exception documents from the Title Insurer (the "Inspection Date") in which to make such investigations and studies with respect to the Property as Buyer deems appropriate, and to terminate this Agreement, by written notice to Seller, to be received on or before the Inspection Date, if Buyer is not, for any reason satisfied with the Property. If Buyer fails to give notice of such termination, to be received by Seller on or before the Inspection Date, then Buyer's rights under this Section 6.3 shall be deemed to have been exercised by Buyer and this Agreement shall terminate and the Earnest Money shall be refunded to Buyer by Escrow Agent, and the parties shall have no further rights or obligations hereunder, except for those which expressly survive any such termination.

        6.4 Survey. Within thirty (30) days after the Contract Date, Buyer, at
            ------
Seller's expense shall obtain a current, ALTA/ACSM as-built survey of the Property in the form acceptable to Buyer (the "Survey"). The Survey shall (a) be completed in accordance with the minimum standard detail requirements for the ALTA Urban survey and certified to Seller. Buyer, Buyer's lender and the Title Company by such surveyor; (b) have one perimeter description of the Property;
(c) show all easements, right-of-way, setback lines, encroachments and other matters affecting the use or development of the Property; (d) show the number and location of all parking spaces; (e) show the address, dimensions and location of the Improvements and the height and square footage thereof; (f) show the acreage of the Property; (g) certify the zoning of the Property; and (h) certify that no portion of the Property lies within a flood plain or wetlands area. The Deed to be delivered by Seller to Buyer at the Closing shall contain the legal description of the Property as shown on the Survey.

        6.5 Environmental Assessment. Within thirty (30) days after the Contract
            ------------------------
Date, Buyer shall obtain, at Buyer's expense, a current ASTM Phase I environmental site assessment for the Property, performed by an environmental consultant acceptable to Buyer. If the Phase I environmental site assessment recommends that Phase II environmental site assessment be prepared, Buyer shall immediately notify Seller. Seller shall have five (5) days after receiving such notice to either pay for the cost of such Phase II environmental site assessment and extend the Inspection Date until a reasonable period following completion of that assessment, or terminate this Agreement. In the event Seller elects to terminate this Agreement, the Earnest Money shall be promptly returned to Buyer.

        6.6 Leases. On or before the Inspection Date, Seller and Continental PET
            ------
shall have entered into valid and binding leases in the forms attached hereto as
Schedule 1 and Schedule 2 respectively, with such changes as are acceptable to
----------     ----------
Buyer.

        6.7  Roof Condition. On or before the Inspection Date, Buyer shall have
             --------------
confirmed its expectations and assumption that the roof of the Building is in good condition with an extended useful life of seven (7) years or more.

        Section 7. Service Contracts. Seller shall, at or prior to the Closing,
        ---------  -----------------
terminate all Service Contracts, except those Service Contracts, designated by Buyer within ten (10) days of the Closing Date to be Surviving Service Contracts, which Buyer elects to assume with Seller's consent. Seller shall pay any cost, penalty or fee of terminating the Service Contracts not designated as Surviving Service Contracts.

        Section 8.  Representations and Warranties.
        ---------   ------------------------------

        As of the Contract Date, Seller hereby warrants and represents to Buyer as follows:

        8.1 Rent Roll. The Rent Roll attached hereto as Exhibit F is complete
            ---------                                   ---------
and accurate in all material respects, and Seller shall provide an updated version of the Rent Roll to Buyer at the Closing.

        8.2 Leases - Complete Copies. The Leases listed on Exhibit C hereto,
            ------------------------                       ---------
made available to Buyer pursuant to Section 6.1 hereof, are complete and accurate copies of all of the agreements affecting the use or occupation of the Property between third parties and Seller, and there are no written or oral promises, understandings or commitments with any Tenant other than as set forth in such Leases or described in the Rent Roll, any addendums thereto or Exhibit C
                                                                       ---------
hereto.

        8.3 Leases - Default. All of the Leases are in full force and effect.
            ----------------
Seller has not notified any Tenant that such Tenant is in default, Seller has not received any notice from any Tenant that Seller is in default under any of the Leases, Seller has no knowledge of any existing or uncured default, or any claim of default, under any of the Leases, and no Tenant has asserted or has any defense, set-off or counterclaim with respect to its tenancy or its obligation to pay rent, additional rent and other charges pursuant to its Lease. There are and shall be, from and after the Closing Date, no rental, lease or other commissions now or hereafter payable to any person or entity with respect to the Leases. Seller has completed and paid for all tenant improvements required by the Leases, except as revealed on Exhibit O attached hereto; and, except as may
                                  ---------
be revealed in the Leases and on Exhibit O, Landlord has no further obligations
                                 ---------
with respect thereto.

        8.4 Guaranties - Complete Copies. The Guaranties made available to Buyer
            ----------------------------
pursuant to Section 6.1 hereof are complete and accurate copies of all of the Guaranties, all of which are in full force and effect.

        8.5 Service Contracts. A complete and accurate list and description of
            -----------------
all of the Service Contracts is set forth in Exhibit G hereto. To Seller's
                                             ---------
knowledge, all such Service Contracts are in full force and effect in accordance with their respective terms. Seller has not given or received any notice of default under the Service Contracts, and Seller has no knowledge of any event which, with the passage of time or the giving of notice, would constitute a default thereunder. All of the Service Contracts are cancelable without penalty or premium on thirty (30) days notice by the owner of the Property.

        8.6 No Litigation. Except as described in Exhibit I attached hereto and
            -------------                         ---------
by this reference made a part hereof, Seller has no knowledge nor has Seller received notice, of (a) any actual or pending litigation or proceeding by any organization, person, individual or governmental agency against Seller with respect to the Property or against the Property, (b) any violation of the Property's compliance with applicable fire safety laws, building code ordinances, zoning ordinances or any similar statutes, ordinances, laws, rules or regulations, (c) any condition, direct or inadequacy which, if not corrected. would result in the termination of, or increase in the cost of, insurance coverage, (d) any proceedings which could cause the change, redefinition or other modification of the zoning classifications or of other legal requirements applicable to the Property or any part thereof, or (e) pending or threatened condemnation proceeding that would affect the Property. Except as revealed in the information delivered by Seller to Buyer hereunder, Seller has no knowledge of any material defects in the structural or mechanical components of the Buildings.

        8.7 Boundary Lines of Land. There is no pending litigation or dispute,
            ----------------------
and Seller has no knowledge nor has Seller received notice, of any dispute, concerning the location of the lines and corners of the Land, and Seller has not been served with any legal action concerning the location of the lines and corners of the Land.

        8.8 Authority. Seller is a duly organized and validly formed corporation
            ---------
under the laws of the State of Delaware, is in good standing in the State of Kentucky, is qualified to do business in the State in which the Land is located, is not subject to any involuntary proceeding for dissolution or liquidation thereof, and has obtained all requisite authorizations to enter into this Agreement with Buyer and to consummate and close the purchase and sale of the Property pursuant hereto. Seller's execution, delivery and performance of its obligations under this Agreement will not conflict with or result in a breach of, or constitute a default under, any of the provisions of Seller's organizational documents or of any contract, instrument, law, governmental rule, regulation, judgment, decree or order to which Seller is a party or by which Seller is bound.

        8.9 No Rights to Purchase. Seller is the sole owner of the Property and,
            ---------------------
no Person, other than Buyer, has any right, agreement, commitment, option, right of first refusal or any other agreement, whether oral or written, with respect to the purchase, assignment or transfer of all or any portion of the Property (other than the rights of Tenants to lease portions of the Property, as tenants only, pursuant to the Leases). No party other than Seller and Tenants has or claims any unrecorded or undisclosed legal or equitable interest in the Property.

        8.10 Taxes and Assessments. Except as may be revealed in the public
             ---------------------
records where the Land is located, the Land is not subject to or affected by any special assessment for public improvements or otherwise, whether or not presently a lien upon the Land. Seller has made no commitment to any governmental authority, utility company, school board, church or other religious body, homeowner or homeowner's association or any other organization, group or individual relating to the Property which would impose an obligation upon Seller or its successors or assigns to make any contributions or dedications of money or land, or to construct, install or maintain any improvements of a public or private nature as part of the Property or upon separate lands. No governmental authority has imposed any requirement that Seller pay, directly or indirectly, any special fees or contributions or incur any expenses or obligations in connection with the development of the Property or any portion thereof, other than any regular and nondiscriminatory local real estate or school taxes assessed against the Property. No federal, state or local taxing authority has asserted any tax deficiency, lien, interest or penalty, special assessment or other assessment against the Property or Seller which has not been paid; and there is no pending audit or inquiry form any federal, state or local tax authority or other matter relating to the Property or Seller of which Seller has notice or knowledge which reasonably may be expected to result in a tax deficiency, lien, interest, penalty, special assessment or other assessment against the Property or Seller.

        8.11 Environmental Matters. To Seller's knowledge, and except as may be
             ---------------------
revealed in any environmental report delivered to Buyer pursuant to Section 6.1 hereof:

        (a) Hazardous Substances have not been used, generated, transported, treated, stored, released, discharged or disposed of in, onto, under or from the Property in violation of any Environmental Laws by Seller or by any predecessor-in-title or agent of Seller, by any Tenant or by any other Person at any time;

        (b) no notification of release of a Hazardous Substance has been filed as to the Property, nor is the Property listed on the National Priority List promulgated pursuant to CERCLA or on any other Federal or state list of Hazardous Substance sites requiring investigation or cleanup;

        (c) there are no above-ground or underground tanks or any other underground storage facilities located on the Property, and there have never been such tanks or facilities on the Property.

        (d) the Property does not contain any PCBs, asbestos or urea formaldehyde; and

        (e) the Property does not lie within or contain, in whole or in any part, any wetlands.

Seller has received no written or oral notice or other communication of pending or threatened claims, actions, suits, proceedings or investigations against Seller or any Tenant or occupant of the Property related to (i) the disposal or release of solid, liquid or gaseous waste into the environment from the Property, (ii) the use, generation, transportation, treatment, storage, release, discharge, disposal or other handling of any Hazardous Substance on the Property, or (ii) any alleged violation of any Environmental Laws in relation to the Property.

        8.12 Non-Foreign Status. Seller is not a "foreign person" as that term
             ------------------
is defined in the Internal Revenue Code of 1986, as amended and the Regulations promulgated pursuant thereto.

        8.13 Utilities. All water, sewer, electric, natural gas, telephone and
             ---------
drainage facilities, and all other utilities required for the intended operation of the Property, are installed to the Property and are connected with valid permits. To the best of Seller's knowledge, all utility lines serving the Property are located within the boundaries of the Property, within lands dedicated to public use, or within recorded easements for such purpose.

        8.14 Warranties. The warranties and guaranties made available to Buyer
             ----------
pursuant to Section 6.1 hereof are complete and accurate. All such warranties and guaranties are in full force and effect in accordance with their respective terms.

        8.15 Compliance. To the best of Seller's knowledge, after due inquiry
             ----------
(i) all governmental approvals necessary for the construction and operation of the Property have been obtained and are in full force and effect, and (ii) the Property is in compliance with all zoning, building, health, traffic, environmental, flood control, fire safety and all other applicable rules, regulations, ordinances and statutes of all governmental entities having jurisdiction over the Property.

        8.16 Condition. To the best of Seller's knowledge, after due inquiry,
             ---------
all improvements (including without limitation all pavement; elevators; roofs; mechanical, plumbing, drainage, structural, heating, ventilating and air-conditioning systems; or other systems at or servicing the Property and all other facilities and equipment relating thereto) are in good order and operating condition, free from physical or mechanical defects (whether latent or patent), and fully usable for their intended purpose.

        8.17 Seller's Knowledge. Whenever a representation and warranty made by
             ------------------
Seller in this Section 8 is limited to Seller's knowledge, the phrase "Seller's knowledge" or any derivation thereof shall mean that Seller has made due inquiry as to the accuracy of the representations and warranties to those of its officers and supervising employees who are currently employed by Seller and who are or were responsible on behalf of Seller for the acquisition, development, leasing, management operation and disposition of the Property and construction of the Improvements.

        8.18 Miscellaneous. It shall be a condition of Closing that the
             -------------
representations and warranties contained in this Section 8 are true and correct at Closing and Seller shall be deemed to have reaffirmed these representations and warranties at Closing. In the event that Seller or Buyer learns that any of said representations or warranties becomes inaccurate between the Contract Date and the Closing Date, Seller or Buyer shall immediately notify the other party in writing of such change. Seller shall then use its good faith efforts to cure such change after giving or receiving notice thereof as require herein. The Closing Date shall be automatically extended in order to allow Seller to cure such change. In the event Seller so cures such change, this Agreement shall remain in full force and effect. If Seller is unable to cure such change, Buyer may either (a) terminate this Agreement by written notice to Seller, in which case the Earnest Money shall be returned to Buyer and the parties shall have no further rights or obligations hereunder, except for those which expressly survive such termination, or (b) waive such right to terminate and proceed with the transaction pursuant to the remaining terms and conditions of this Agreement. In the event Buyer elects option (b) in the preceding sentence or in the event Buyer elects to Close with the knowledge that a representation or warranty of Seller herein is untrue or incorrect, the representations and warranties shall be deemed to be automatically amended to reflect said change. The representations and warranties contained in this Section 8 shall survive Closing but shall terminate one (1) year after the Closing Date, unless a suit is filed thereupon in a court of competent jurisdiction on or before the expiration of said one (1) year period.

        Section 9. Preservation of Leases, Surviving Service Contracts and
        ---------  -------------------------------------------------------
Guaranties. Without Buyer's prior written consent, which shall not be
----------
unreasonably withheld or delayed, Seller shall not enter into any new leases or amend or modify the Leases or the Surviving Service Contracts after the Contract Date. After the Contract Date, Seller shall not, without Buyer's prior written consent, cancel any Lease, Surviving Service Contract or Guaranty, consent to any surrender or release of any Lease or Guaranty or consent to any assignment or sublease under any Lease. Seller shall give Buyer notice of any such contemplated action, and Buyer shall give Seller either its written consent or objection, giving its reasons for any objection, to be received by Seller on or before the fifth (5th) day after Buyer's receipt of such notice. If Buyer fails to give notice of its election within said time period, it shall be deemed to have not given its consent to said request. Seller shall, from and after the date of this Agreement to the Closing Date, perform and discharge its duties and obligations and otherwise comply with every material covenant and agreement of the landlord or lessor under the Leases and the Surviving Service Contracts, in its ordinary manner of business and within the time limits required thereunder.

        Section 10. Conditions to Closing. Buyer's obligation to proceed to
        ----------  ---------------------
Closing under this Agreement is subject to the following conditions precedent:

        (a) Seller shall have performed and satisfied each and all of Seller's obligations under this Agreement:

        (b) Each and all of Seller's representations and warranties set forth in this Agreement shall be true and correct at the Contract Date and at the Closing Date;

        (c) Buyer shall have received not less than ten (10) days prior to the Closing Date a Tenant Estoppel Certificate substantially in the form attached hereto as Exhibit H and in the form acceptable to Buyer, from all
                        ---------
     tenants or occupants under each Lease.

        (d) There shall be no material change between the Contract Date and the Closing Date in the physical or financial condition or profitability of the Property or Improvements or in Seller's obligations with respect thereto;

        (e) Seller shall have addressed to the satisfaction of Buyer any obligations to tenants identified in Exhibit 0;
                                          ---------

        (f) Buyer shall have received all corporate approvals to complete this transaction on or before the Closing Date; and

In the event any of the foregoing conditions are not satisfied on the Closing Date, Buyer shall have no obligation to proceed to Closing and, unless Buyer shall deliver written notice to Seller that Buyer has waived any unsatisfied condition and will proceed to Closing, this Agreement shall cease and terminate, the Earnest Money shall be returned and paid to Buyer, and neither party shall have any further obligation hereunder. Notwithstanding the foregoing, nothing contained herein shall waive or diminish any right or remedy Buyer may have for Seller's default or breach of this Agreement.

        Section 11. Closing.
        ----------  -------

        11.1 Time and Place. Provided that all of the conditions set forth in
             --------------
this Agreement are theretofore fully satisfied or performed, the Closing shall be held at the offices of the Escrow Agent on a date selected by Buyer and reasonably acceptable to Seller, which shall be on or before fifteen (15) days after the Inspection Date, unless the Closing Date is postponed pursuant to the express terms of this Agreement or as otherwise agreed by Seller and Buyer in writing.

        11.2 Closing Documents. For and in consideration of, and as a condition
             -----------------
precedent to Buyer's delivery to Seller of the Purchase Price, Seller shall obtain and deliver to Buyer at the Closing the following documents (all of which shall be duly executed and witnessed, which documents Buyer agrees to execute where required):

            11.2.1 A Deed. in the form attached as Exhibit J hereto and by this
                                                   ---------
reference made a part hereof, conveying to Buyer all of Seller's right, title and interest in and to the Property, subject to the Permitted Title Exceptions and such other exceptions as are permitted by Section 5 hereof.

            11.2.2 An Assignment and Assumption of Leases and Guaranties, including but not limited to an assignment and assumption of all commissions due under the Leases, in the form attached as Exhibit K hereto and by this reference
made a part hereof;                       ---------

            11.2.3 A Non-Foreign Certificate, in the form attached as Exhibit L
hereto and by this reference made a part hereof;                      ---------

            11.2.4 Such evidence as the Title Insurer shall reasonably require as to the authority of the parties acting on behalf of Seller and Buyer to enter into this Agreement and to discharge the obligations of Seller and Buyer pursuant hereto;

            11.2.5 An original executed counterpart or certified copy of each Lease, Guaranty and Surviving Service Contract,

            11.2.6  An updated Rent Roll;

            11.2.7  All original Tenant files in possession of Seller;

            11.2.8 A Bill of Sale for all Personal Property, in the form attached as Exhibit M hereto and by this reference made a part hereof;
            ---------
            11.2.9 An Assignment and Assumption of Surviving Service Contracts and Warranties, in the form attached hereto as Exhibit N and by this reference
made a part hereof;                            ---------

            11.2.10 Notice from Seller to each Tenant and Guarantor of the sale of the Property to Buyer, in the form attached hereto as Exhibit P and by this
reference made a part hereof;                            ---------

            11.2.11 The Tenant Estoppel Certificates (and certificate of Seller, if applicable) as required by Section 9 hereof;

            11.2.12 A properly-completed property transfer tax return, in form and substance appropriate to the jurisdiction in which the Property is located;

            11.2.13  A Closing Statement;

            11.2.14 An affidavit of title or other affidavit customarily required of sellers by the Title Insurer to remove the standard exceptions from an owner's title insurance policy which are capable of being removed by such an affidavit; and

            11.2.15 Such further instructions, documents and information, including, but not limited to a Form 1099, as Buyer, Seller or Title Insurer may reasonably request as necessary to consummate the purchase and sale contemplated by this Agreement.

        11.3 Costs. At the Closing, Seller and Buyer shall pay their own
             -----
respective costs incurred with respect to the consummation of the purchase and sale of the Property as contemplated herein, including, without limitation, attorneys' fees. Notwithstanding the foregoing, it is expressly agreed that Seller shall pay any city, county or state transfer taxes related to this sale, one-half of any escrow fees charged by Escrow Agent for the Closing, the cost of the Survey, the premium for Buyer's title insurance policy (including the cost of extended coverage and any endorsements, as determined by Buyer in its sole discretion). Buyer shall pay the cost of recording the Deed, the costs of any governmental filings required of Buyer, the cost of the Phase I environmental assessment, one-half of any escrow fees charged by Escrow Agent for the Closing, any mortgage recording or intangibles tax and all other taxes, costs, fees or expenses relating to Buyer's financing of the Property, together with any due diligence costs of Buyer not expressly addressed above.

        11.4 Security Deposits and Prepaid Rent. Seller shall pay over and
             ----------------------------------
assign and transfer to Buyer at the Closing a sum equal to the aggregate of the Security Deposits, other deposits under the Leases and any Rents prepaid for months after the month of the Closing Date, and Buyer shall indemnify Seller against any liability with respect thereto.

        Section 12.  Default and Remedies.
        ----------   --------------------

        12.1 Buyer's Default. In the event of a default by Buyer under the terms
             ---------------
of this Agreement, Escrow Agent shall disburse the Earnest Money to Seller, and Seller shall be entitled, as its sole and exclusive remedy hereunder, to retain the Earnest Money as full liquidated damages for such default of Buyer, whereupon this Agreement shall terminate and the parties shall have no further rights or obligations hereunder, except for those which expressly survive any such termination. It is hereby agreed that Seller's damages in the event of a default by Buyer hereunder are uncertain and difficult to ascertain, and that the Earnest Money constitutes a reasonable liquidation of such damages and is intended not as a penalty, but as full liquidated damages. Buyer covenants not to bring any action or suit challenging the amount of liquidated damages provided hereunder in the event of such default. This provision shall expressly survive the termination of this Agreement.

        12.2 Seller's Default. In the event of a default by Seller under the
             ----------------
terms of this Agreement which is first discovered by Buyer prior to the Closing and is not cured by Seller as provided hereunder, Buyer's sole and exclusive remedies hereunder shall be to either terminate this Agreement and receive a refund of the Earnest Money from Escrow Agent, or to seek specific performance of Seller's obligations under this Agreement, together with any damages caused by Seller's default hereunder.

        Section 13.  Condemnation or Destruction.
        ----------   ---------------------------

        13.1 Condemnation. Seller hereby represents and warrants that Seller has
             ------------
no knowledge of any action or proceeding pending, instituted or threatened for condemnation or other taking of all or any part of the Property by friendly acquisition or statutory proceeding. Seller agrees to give Buyer immediate written notice of such actions or proceedings that may result in the taking of all or a part of the Property. If, prior to the Closing, all or any material part of the Property is subject to a bona fide threat of condemnation by a body having the power of eminent domain, or is taken by eminent domain or condemnation, or sale in lieu thereof, then Buyer, by written notice to Seller, to be received within thirty (30) calendar days of Buyer's receiving Seller's notice of such threat, condemnation or taking, or by the Closing Date, whichever is earlier, may elect to terminate this Agreement.

        13.2 Damage or Destruction. If, prior to the Closing, all or any
             ---------------------
material part of the Property is damaged or destroyed by any cause, Seller agrees to give Buyer immediate written notice of such occurrence and the nature and extent of such damage and destruction, and Buyer, by written notice to Seller, to be received within thirty (30) calendar days of Buyer's receipt of Seller's notice of such damage or destruction, or by the Closing Date, whichever is earlier, may elect to terminate this Agreement.

        13.3 Termination. If this Agreement is terminated as a result of the
             -----------
provisions of either Section 13.1 or Section 13.2 hereof, Buyer shall be entitled to receive a refund of the Earnest Money from Escrow Agent, whereupon the parties shall have no further rights or obligations hereunder, except for those which expressly survive any such termination.

        13.4 Awards and Proceeds. If Buyer does not elect to terminate this
             -------------------
Agreement following any notice of a threat of taking or taking by condemnation or notice of damage or destruction to the Property, as provided above, this Agreement shall remain in full force and effect and the conveyance of the Property contemplated herein, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustments. At the Closing, Seller shall assign, transfer and set over to Buyer all of Seller's right, title and interest in and to any awards, payments or insurance proceeds for the actual value of the property lost or destroyed, up to but not in excess of the Purchase Price, that have been or may thereafter be made for any such taking, sale in lieu thereof or damage or destruction, to the extent such awards, payments or proceeds shall not have theretofore been used for restoration of the Property pursuant to a plan of restoration approved in writing by Buyer. In addition there shall be credited to Buyer against the Purchase Price the amount of any insurance deductible or other limitation on insurance proceeds.

        Section 14. Assignment.
        ----------  ----------

        14.1 Assignment by Buyer. Except as herein expressly provided, Buyer
             -------------------
shall not, without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion, assign any of Buyer's rights hereunder or any part thereof to any person, firm, partnership, corporation or other entity. If any assignment is made with the consent of Seller, then the sale contemplated by this Agreement shall be consummated in the name of, and by and through the authorized officials of, any such assignee. Notwithstanding anything to the contrary contained herein, Buyer may assign this Agreement and all of its interests herein to an entity related to Buyer without the consent of, but with notice to, Seller. Upon such assignment or nomination, the assignee or nominee shall have and be subject to all the rights, benefits, duties and obligations of Buyer hereunder, but Buyer shall not be released from any liability or obligation of Buyer hereunder.

        14.2 Assignment by Seller. From and after the Contract Date, Seller
             --------------------
shall not, without the prior written consent of Buyer, which consent Buyer may withhold in its sole discretion, assign, transfer, convey, hypothecate or otherwise dispose of all or any part of its right, title and interest in the Property.

        Section 15.  Buyer's Representation and Warranty.
        ----------   -----------------------------------

        Buyer does hereby represent and warrant to Seller as of the Contract Date and the Closing Date that it is a validly formed limited partnership under the laws of the State of Indiana; that it is in good standing in the state of its organization and qualified to do business in the State in which the Land is located; that it is not subject to any involuntary proceeding for the dissolution or liquidation thereof; that it has all requisite authorizations to enter into this Agreement; and that the parties executing this Agreement on behalf of Buyer are duly authorized to so do. If Buyer does not terminate this Agreement on or before the Inspection Date, Buyer shall be deemed to have represented and warranted to Seller as of the Inspection Date and the Closing Date that Buyer has all requisite authorization to consummate the transactions contemplated hereby.

        Section 16. Broker and Broker's Commission. Seller retained Ostendorff
        ----------  ------------------------------
Morris and will pay a commission of One Hundred Thirty Two Thousand Dollars ($132,000.00) to Ostendorff Morris with regard to the sale of the Property. Except as provided in the preceding sentence, Buyer and Seller each warrant and represent to the other that such party has not employed a real estate broker or agent in connection with the transaction contemplated hereby. Each party agrees to indemnify and hold the other harmless from any loss or cost suffered or incurred by it as a result of the other's representation herein being untrue. This Section 16 shall expressly survive the Closing hereunder.

        Section 17. Notices.
        ----------  -------

        Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by hand, by nationally-recognized overnight express delivery service, by U.S. registered or certified mail, return receipt requested, postage prepaid, or by electronic transfer with prompt telephone confirmation to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:


        SELLER:              Prestolite Electric Incorporated
                             7585 Empire Drive
                             Florence, KY 41042
                             Attn: Thomas Jennette
                             Fax: (606) 525-6457

        With a copy to:      Hooper, Hathaway, Price, Beuche & Wallace
                             126 S. Main Street
                             Ann Arbor, MI 48104-1945
                             Attn: Bruce C. Conybeare. Jr.
                             Fax: (313) 662-9559

        BUYER:               Duke Realty Limited Partnership
                             8888 Keystone Crossing, Suite 1200
                             Indianapolis, IN 46240
                             Attn: Richard W. Horn
                             Fax: (317) 574-3509

        With a copy to:      Duke Realty Limited Partnership
                             8888 Keystone Crossing, Suite 1200
                             Indianapolis, IN 46240
                             Attn:  Peter N. Anderson
                             Fax: (317) 574-3693

Any notice or other communication mailed as hereinabove provided shall be deemed effectively given (a) on the date of delivery, if delivered by hand; (b) on the date mailed if sent by overnight express delivery or if sent by U.S. mail; or
(c) on the date of transmission, if sent by electronic transfer device with a follow-up by regular mail. Such notices shall be deemed received (a) on the date of delivery, if delivered by hand or overnight express delivery service; (b) on the date indicated on the return receipt if mailed; or (c) on the date of transmission, if sent by electronic transfer device. If any notice mailed is properly addressed but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing.

        Section 18. Miscellaneous.
        ----------  -------------

        18.1 Governing Law; Headings; Rules of Construction. This Agreement
             ----------------------------------------------
shall be governed by and construed in accordance with the internal laws of the State of Indiana, without reference to the conflicts of laws or choice of law provisions thereof. The titles of sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein. All references herein to the singular shall include the plural, and vice versa. The parties agree that this Agreement is the result of negotiation by the parties, each of whom was represented by counsel, and thus, this Agreement shall not be construed against the maker thereof.

        18.2 No Waiver. Neither the failure of either party to exercise any
             ---------
power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

        18.3 Entire Agreement. This Agreement contains the entire agreement of
             ----------------
the parties hereto with respect to the Property, and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein or incorporated herein by reference shall be of any force or effect

        18.4 Binding Effect. This Agreement shall be binding upon and shall
             --------------
inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns (subject to Section 14 above).

        18.5 Amendments. No amendment to this Agreement shall be binding on any
             ----------
of the parties hereto unless such amendment is in writing and is executed by the party against whom enforcement of such amendment is sought.

        18.6 Possession. Possession of the Property shall be granted by Seller
             ----------
to Buyer no later than the Closing Date, subject to the Permitted Title Exceptions and other tide matters allowed under Section 5.1 hereof.

        18.7 Date For Performance. If the time period by which any right, option
             --------------------
or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday or legal or bank holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled business day.

        18.8 Recording. Seller and Buyer agree that they will not record this
             ---------
Agreement and that they will not record a short form of this Agreement.

        18.9 Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute but one and the same instrument.

        18.10 Time of the Essence. Time shall be of the essence of this
              -------------------
Agreement and each and every term and condition hereof.

        18.11 Severability. This Agreement is intended to be performed in
              ------------
accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations, and is intended, and shall for all purposes be deemed to be, a single, integrated document setting forth all of the agreements and understandings of the parties hereto, and superseding all prior negotiations, understandings and agreements of such parties. If any term or provision of this Agreement or the application thereof to any person or circumstance shall for any reason and to any extent be held to be invalid or unenforceable, then such term or provision shall be ignored, and to the maximum extent possible, this Agreement shall continue in full force and effect, but without giving effect to such term or provision.

        18.12 Confidentiality. Buyer covenants and agrees that the terms of this
              ---------------
Agreement, as well as the identity of the parties to the transactions contemplated thereby and hereby, and all information concerning the Property (including, without limitation, all information obtained by Buyer prior to the Closing Date) shall be kept in strictest confidence by Buyer prior to the Closing, and thereafter, if the Closing fails to occur for any reason. After the occurrence of the Closing, Buyer may disclose that the transactions contemplated hereby have occurred and that the Property has been sold, but shall not disclose the Purchase Price, except to actual or prospective lenders, investors, shareholders and governmental agencies. Notwithstanding the foregoing, nothing contained herein shall be construed so as to prohibit Buyer from making (a) a disclosure to officers, employees and those agents, contractors or vendors which need to know in order to assist Buyer in its purchase of the Property, (b) any disclosure required by law, including any such disclosure required by any Federal, state or local governmental agency or court of competent jurisdiction, or (c) any disclosure which is reasonably necessary to protect any such party's interest in any action, suit or proceeding brought by or against such party and relating to the Properties or the subject matter of this Agreement.

        18.13 Attorneys' Fees. In the event that either party shall bring an
              ---------------
action or legal proceeding for an alleged breach of any provision of this Agreement or any representation, warranty, covenant or agreement herein set forth, or to enforce, protect, determine or establish any term, covenant or provision of this Agreement or the rights hereunder of either party, the prevailing party shall be entitled to recover from the nonprevailing party, as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and costs, expert witness fees and court costs as may be fixed by the court or jury.

        18.14 Like-Kind Exchange. Buyer shall have the right to acquire the
              ------------------
Property as part of a transaction that Buyer intends to qualify as a tax-deferred exchange under Section 1031 of the Internal Revenue Code. Seller shall make all reasonable efforts to cooperate with Buyer, provided, however, that the date of Closing hereunder shall not thereby be delayed, Seller shall not be obligated to incur any additional expenses and Buyer shall defend, indemnify and hold harmless Seller against any and all losses, costs, expenses and liabilities which may arise out of such tax-deferred exchange. To facilitate such exchange, Buyer shall have the right to assign all of its right, title and interest in this Agreement to a qualified intermediary and to require Seller to convey the Property to that intermediary pursuant to the terms of this Agreement.

        18.15 Financial Representations. At Buyer's request, Seller agrees to
              -------------------------
make available to Buyer or Buyer's designated representative all financial books and records for the Property being sold, and to provide such assistance so as to permit preparation, at Buyer's expense, of audited or unaudited financial statements for all periods required to be prepared by the Rules and Regulations of the Securities and Exchange Commission relating to the purchase of the Property. Seller also agrees to make such reasonable representations to Buyer's independent accountants as may be required by such independent accountants in order to enable them to render an opinion on the financial statements of the Property for the periods.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and sealed by its duly authorized signatory, effective as of the day and year first above written.

                                        SELLER:
                                        ------

                                        PRESTOLITE ELECTRIC INCORPORATED

                                            /s/ Thomas R. Jennette
                                        By: __________________________
                                            Name: Thomas R. Jennette
                                            Title:  Vice President


                                            /s/ Jerry L. Weisenauer
                                        By: __________________________
                                            Name: Jerry L. Weisenauer
                                            Title:  Senior Vice President


                                                        [CORPORATE SEAL]

                                        BUYER:
                                        -----
                                        DUKE REALTY LIMITED PARTNERSHIP,
                                        an Indiana limited partnership

                                        By:  Duke Realty Investments, Inc., an
                                             Indiana corporation, as general
                                             partner

                                             /s/ Richard W. Horn
                                        By: __________________________
                                             Richard W. Horn
                                             Vice President Acquisitions

                                                /s/ Peter N. Anderson
                                        Attest: __________________________
                                                Peter N. Anderson
                                                Corporate Attorney

                                   EXHIBIT A
                                   ---------

                               ESCROW AGREEMENT
                               ----------------

        THIS AGREEMENT is made and entered into this ____ day of ______________ 1995, by and among _____________________________________ a(n)
_______________________ ("Seller"), and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Buyer"), and _____________________________________
("Escrow Agent").

        WHEREAS, Seller and Buyer have entered into that certain Agreement for Purchase and Sale of Property (the "Purchase Agreement") dated as of __________, 1995, for the sale and purchase of that certain real property described therein; the Purchase Agreement is attached hereto as Exhibit A and by this reference
                                             ---------
made a part hereof, and all terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement; and

        WHEREAS, Buyer and Seller desire to have Escrow Agent hold the Earnest Money in escrow, as required by the Purchase Agreement and pursuant to the terms hereof.

        NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

        1. Buyer and Seller appoint _______________________ as Escrow Agent hereunder.

        2. Buyer will deliver and deposit with Escrow Agent the amount of $________, representing the Earnest Money required by Section 3 of the Purchase Agreement. The Escrow Agent agrees to immediately deposit the Earnest Money in an interest-bearing account in a national banking association and to hold and disburse the same, together with any interest earned thereon, as required by the Purchase Agreement.

        3. Upon the Closing Date, Escrow Agent shall apply the Earnest Money, together with any accrued interest thereon, to the Purchase Price as required by the Purchase Agreement.

        4. Within fifteen (15) days after written notification from both Buyer and Seller that the sale contemplated by the Purchase Agreement shall not take place, Escrow Agent shall deliver the Earnest Money as required by the Purchase Agreement.

        5. Buyer and Seller hereby covenant and agree that Escrow Agent shall not be liable for any loss, cost or damage which it may incur as a result of serving as Escrow Agent hereunder, except for any loss, cost or damage arising out of Escrow Agent's gross negligence or willful misconduct. Accordingly, Escrow Agent shall not incur any liability with respect to (a) any action taken or omitted to be taken in good faith upon advice of its counsel, given with respect to any questions relating to its duties and responsibilities hereunder, or (b) any action taken or omitted to be taken in reliance upon any document, including any written notice of instruction provided for herein or in the Purchase Agreement, not only as to the due execution and the validity and effectiveness thereof, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine and to have been signed or presented by proper person or persons in conformity with the provisions of this Agreement. Buyer and Seller hereby agree to indemnify and hold harmless Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including, without limitation, reasonable costs of investigation and reasonable attorneys' fees and disbursements actually incurred, which may be imposed upon and incurred by Escrow Agent in connection with its serving as Escrow Agent hereunder. In the event of a dispute between Buyer and Seller, Escrow Agent shall be entitled to tender unto the registry or custody of any court of competent jurisdiction in Marion County, Indiana all money or property in Escrow Agent's hands held under the terms of this Agreement and the Purchase Agreement, together with such legal pleadings as it deems appropriate, and thereupon shall be discharged of its obligations hereunder and under the Purchase Agreement.

        6. Any notice required hereunder shall be delivered to the parties and in the manner as required by the Purchase Agreement. Escrow Agent's address for notice purposes is as follows:

                _______________________________
                _______________________________
                _______________________________
                Attn:__________________________
                Telephone:_____________________
                Facsimile: ____________________


        7. This Agreement shall be governed by and construed in accordance with the internal laws of the State of ___________________, without reference to the conflicts of laws or choice of law provisions thereof.

        8. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and sealed as of the date first written above.

                                        SELLER:
                                        ------


                                        By: __________________________
                                            Name: ________________________
                                            Title: _______________________


                                        Attest: ______________________
                                            Name: ________________________
                                            Title: _______________________


                                                [CORPORATE SEAL]

                                        BUYER:
                                        -----

                                        DUKE REALTY LIMITED PARTNERSHIP,
                                        an Indiana limited partnership

                                        By:  Duke Realty Investments, Inc.,
                                             an Indiana corporation, as general
                                             partner

                                        By: ________________________
                                            Richard W. Horn
                                            Vice President Acquisitions

                                        Attest: ________________________

                                                Name: __________________

                                                Title: _________________

                                                      [CORPORATE SEAL]

                                        ESCROW AGENT:
                                        ------ -----


                                        By: __________________________
                                        Name: ________________________
                                        Title: _______________________

                         EXHIBIT A TO ESCROW AGREEMENT
                         -----------------------------

                           [THE PURCHASE AGREEMENT]

                                   EXHIBIT B
                                   ---------

                              DESCRIPTION OF LAND
                              -------------------

                                   EXHIBIT C
                                   ---------

                                 LIST OF LEASES
                                 --------------

                                   EXHIBIT D
                                   ---------

                           PERMITTED TITLE EXCEPTIONS
                           --------------------------

1. Taxes and assessments becoming a lien in the calendar year in which the Closing occurs but which are not, as of the date of Closing, due and payable.

2. Written leases with tenants and any new written leases entered into between the Contract Date and the Closing Date in accordance with this Agreement.

3. Matters shown on the Survey.

4. Other title exceptions listed in Buyer's Title Commitment and acceptable to Buyer.

                                   EXHIBIT E
                                   ---------

                           LIST OF PERSONAL PROPERTY
                           -------------------------

                                      NONE
                                      ----

                                   EXHIBIT F
                                   ---------

                                   RENT ROLL
                                   ---------

                                   EXHIBIT G
                                   ---------
                               SERVICE CONTRACTS
                               -----------------

                                   EXHIBIT H
                                   ---------
                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------


Tenant:  _____________________________________ ("Tenant")



Landlord:  _____________________________________ ("Landlord")



Buyer:  ______________________________________ and its successors and assigns  ("Buyer")



Regarding: Lease by and between ________________________ and

        ______________
        ____________________dated ___________,19___, as amended by amendments dated ___________________ (collectively the "Lease")


Leased Premises: __________________________________ ("Premises")

      In connection with Buyer's purchase of the Premises, Tenant certifies to Buyer as follows:

     1.  Attached hereto as Exhibit A is a true, correct and complete copy of
                            ---------
the Lease, as the same may have been modified or amended, together with any and all guaranties of the Lease that may have been delivered to Landlord or any predecessor to Landlord thereunder.

     2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as indicated above; and the Lease represents the entire agreement between the parties as to this leasing and/or Tenant's rights to the Premises. There are no oral agreements or understandings between Landlord (and its predecessors and/or successors if applicable) and Tenant with respect to the Lease or any obligations of any party thereunder. The Lease contains no options to purchase, rights of refusal, rights of first offer or rights of negotiation in favor of Tenant with respect to the purchase of the property of Landlord (or its predecessors, if applicable).

     3. The term of the Lease commenced on ______________ and expires on ___________________. Tenant has given Landlord a security deposit of $________________.

     4. Rent under the Lease of $___________ per month has been paid through the date of ___________________. No rent due has been paid more than one (1) month in advance. Tenant has no defenses or offsets which could be alleged in any action brought for rent accruing subsequent to the date of this Certificate. On ____________ 19__ rent under the Lease increases to $________ per month.

     5. Tenant currently pays Landlord $________ per month for charges other than rent, including operating expense pass throughs, which are due and payable under the Lease. Such payments have not been made for any period more than one
(1) month in advance of such payment. For the latest fiscal, calendar or lease year commencing 199 , to date, Tenant has paid to Landlord $_________ for such costs. Tenant does not dispute the amount or method of calculating such charges.

     6. Tenant has not executed any lease or sublease with respect to the Premises except the Lease, and Tenant has not assigned or encumbered its interest in the Lease.

     7. Landlord has satisfied all conditions under the Lease in the nature of inducements to Tenant's occupancy, including without limitation all co-tenancy requirements thereunder; and all improvements required by the terms of the Lease to be made by Landlord have been satisfactorily completed.

     8. Landlord has paid in full all amounts required by the Lease to be paid by Landlord to Tenant on account of Tenant's improvements or as otherwise required by the Lease.

     9. Landlord has no present or future obligation to Tenant for upfitting, decorating or improvements in connection with or arising out of the Lease, whether the same relates to space which Tenant currently occupies, space upon which Tenant may have an option, or otherwise.

     10. Tenant has not defaulted and is not currently in default in its obligations under the Lease and, to the best of Tenant's knowledge, Landlord has not defaulted and is not currently in default in any of its obligations under the Lease. Neither Tenant nor, to the best of Tenant's knowledge, Landlord has committed any breach under the Lease which, alone or with the passage of time, the giving of notice, or both, would constitute a default thereunder Tenant has not received from or given to Landlord any notice of default or breach under the Lease. To the best of Tenant's knowledge, on this date Tenant has no defenses, offsets or counterclaims against Landlord's enforcement of the Lease or Tenant's payment of rent and other charges thereunder.

     11. Tenant's operation and use of the Premises do not involve the generation, treatment, storage, disposal or release of a hazardous substance or material or a solid waste. To the best of Tenant's knowledge, the Premises do not contain any hazardous substances or materials except (i) those lawfully permitted and generally recognized as necessary and appropriate for Tenant's permitted use. And (ii) Tenant is operating the Premises in accordance with all applicable laws. Tenant has received no notice of noncompliance with any applicable law.


     In the event the Lease is assigned to Buyer, or in the event Buyer purchases and acquires the land and improvements in or on which is located the space demised by the Lease, Tenant agrees that from and after the date of such acquisition, and until otherwise notified by Buyer, Tenant shall make its payments of rent and other charges due under the Lease to Buyer at the following address:


                           __________________________
                           __________________________
                           __________________________


     Tenant agrees that, upon Buyer's purchase of the Premises, Tenant will attorn to and recognize Buyer as the Landlord under the Lease, with the same force and effect as if there were a direct lease between Tenant and Buyer. Tenant further agrees that Buyer shall not be liable for any defaults or other acts or omissions of Buyer's predecessors in interest in the Premises (including, but not limited to, Landlord).

     Tenant acknowledges that Buyer has relied on the information contained in this Tenant Estoppel Certificate in determining whether to acquire the land and improvements in or on which is located the space demised by the Lease. The statements contained herein may be relied upon by Landlord, Buyer, and Buyer's Lender, if any, in connection with Buyer's purchase of the Premises.

     Executed this _____ day of ___________, 1995.

                              TENANT:



                              By:_____________________________



                              Printed:________________________



                              Title:___________________________

                                   EXHIBIT I
                                   ---------


           DESCRIPTION OF LITIGATION AFFECTING SELLER OR THE PROPERTY
           ----------------------------------------------------------


                                      NONE
                                      ----

                                   EXHIBIT J
                                   ---------


                             LIMITED WARRANTY DEED



     THIS INDENTURE WITNESSETH, that ______________________________ a(n)
corporation ("Grantor"), CONVEYS AND SPECIALLY WARRANTS to ________________________________ a(n) corporation for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, certain real estate and all improvements located thereon located in _____________________, ___________, as more specifically described in the attached Exhibit A, subject to those matters more specifically described on
             ---------
Exhibit B, which is attached hereto and incorporated herein by reference.
---------

     The warranty of title by Grantor is limited to a warranty against the acts of Grantor and those claiming by, through or under Grantor, and not otherwise.

     IN WITNESS WHEREOF, Grantor has caused this Limited Warranty Deed to be executed this ___ day of ________________, 199___.


                               ______________________________
                               a(n) _____________ corporation



     WITNESSES

                               By: ___________________________

     ______________________
     (printed)                 Printed:________________________


     ______________________    Title:_____________________________
     (printed)

     STATE OF  __________)
                         ) SS:
     COUNTY OF __________)



     Before me, a Notary Public in and for said County and State, personally appeared _____________, by me known and by me known to be the _______________ of ____________________, a(n) corporation, who acknowledged the execution of the foregoing on behalf of said ____________________________.



      WITNESS my hand and Notarial Seal this ___th day of ______________, 199__.



                               _____________________________
                               Notary Public

                               _____________________________
                               (Printed Signature)



     My Commission Expires:_______________



     My County of Residence:_______________


     This instrument was prepared by: ______________, Attorney at Law,
     ____________________________


     After recording return to:    _______________________________
                                   _______________________________
                                   _______________________________


     Sent tax bills to:            _______________________________
                                   _______________________________
                                   _______________________________

                                   EXHIBIT K
                                   ---------

STATE OF__________



COUNTY OF________



                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------


                             LEASES AND GUARANTIES
                             ---------------------


          THIS ASSIGNMENT is made and entered into as of this ____ day of _____________, 19___, by and between ________________________________., a
______________________ corporation (hereinafter referred to as "Assignor") and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (hereinafter referred to as "Assignee").


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, contemporaneously with the execution and delivery of this Assignment, Assignor has sold and conveyed to Assignee all that tract or parcel of land more particularly described in Exhibit A attached hereto and
                                       ---------
incorporated herein by reference, together with all improvements thereon and all rights, easements and appurtenances thereto (hereinafter collectively referred to as the "Property");

          WHEREAS, in connection with such conveyance of the Property, Assignor and Assignee have agreed that Assignor shall transfer and assign to Assignee all right, title and interest of Assignor in and to all leases, subleases and other occupancy agreements (hereinafter collectively referred to as the "Leases") in force and effect at the date hereof, whether or not of record, for the use or occupancy of any portion of the Property, as described in Exhibit B attached
                                                          ---------
hereto and incorporated herein by reference, all guaranties (hereinafter collectively referred to as the "Guaranties") of the obligations of the tenants under the Leases as described in Exhibit C attached hereto, and all security
                                 ---------
deposits (hereinafter collectively referred to as the "Security Deposits") as described in Exhibit D attached hereto, the receipt of which is hereby
             ---------
acknowledged by Assignee;

          WHEREAS, Assignor and Assignee have further agreed that Assignee shall expressly assume all of the obligations of Assignor arising under each of the Leases from and after (but not before) the date of this Assignment, including, without limitation, all obligations under the Leases with respect to Security
Deposits:

          NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto. Assignor and Assignee hereby agree as follows:

          1.   Transfer and Assignment. Assignor hereby sells, transfers,
               -----------------------
assigns, delivers and conveys to Assignee, its successors and assigns, subject to the permitted title exceptions set forth in Exhibit E attached hereto and made a part hereof, all right, title and interest of Assignor in, to and under the Leases, the Guaranties and the Security Deposits.



          2.  Assumption of Obligations. Assignee hereby assumes and agrees to
              -------------------------
observe and perform all of the obligations and duties of Assignor under each of the Leases for that period of time from and after, but not before, the date of this Assignment, including without limitation, all covenants and obligations of Assignor with respect to the Security Deposits.



          3.  Indemnity. Assignor hereby indemnifies and holds Assignee harmless
              ---------
from and against all claims, demands, losses, damages, expenses and costs including, but not limited to, reasonable attorneys' fees and expenses actually incurred, arising out of or in connection with Assignor's failure, prior to the date of this Assignment, to observe, perform and discharge each and every one of the covenants, obligations and liabilities of the lessor or landlord under the Leases to he observed, performed or discharged on, or relating to, or accruing with respect to the period prior the date of this Assignment. Assignee, jointly and severally, hereby indemnifies and holds Assignor harmless from and against all claims, demands, losses, damages, expenses and costs including, but not limited to, reasonable attorneys' fees and expenses actually incurred, arising out of or in connection with Assignee's failure, from and after the date of this Assignment, to observe, perform and discharge each and every one of the covenants, obligations and liabilities assumed by Assignee with respect to the Leases and relating to, or accruing with respect to, the period from and after, but not before, the date of this Assignment, including, without limitation, any liability for any application of the Security Deposits by Assignee from and after the date of this Assignment.



          4.  Governing Law. This instrument shall be governed by and construed
              -------------
in accordance with the internal laws of the State of _________________, without reference to the conflicts of laws or choice of law provisions thereof.



          5.  Binding Effect. This instrument shall be binding upon and shall
              --------------
inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

          IN WITNESS WHEREOF, Assignor and Assignee has each caused this Assignment to be executed and sealed by its duly authorized signatory as of the day and year first above written.



                                    ASSIGNOR:



                                    By: __________________________

                                        Name: ____________________
                                        Title: ___________________



                                    Attest: ________________________

                                            Name: __________________
                                            Title: _________________



                                              [CORPORATE SEAL]



                                    ASSIGNEE:



                                    DUKE REALTY LIMITED PARTNERSHIP,
                                    an Indiana limited partnership



                                    By:  Duke Realty Investments, Inc., an
                                         Indiana corporation, as general partner



                                         By: ________________________

                                             Richard W. Horn
                                             Vice President Acquisitions



                                    Attest: ________________________
                                            Name: __________________
                                            Title: _________________


                                              [CORPORATE SEAL]

              EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASES AND
              ----------------------------------------------------
                                   GUARANTIES
                                   ----------


                        [LEGAL DESCRIPTION OF PROPERTY]



              EXHIBIT B TO ASSIGNMENT AND ASSUMPTION OF LEASES AND
              ----------------------------------------------------
                                   GUARANTIES
                                   ----------


                                    [LEASES]



              EXHIBIT C TO ASSIGNMENT AND ASSUMPTION OF LEASES AND
              ----------------------------------------------------
                                   GUARANTIES
                                   ----------


                                  [GUARANTIES]



              EXHIBIT D TO ASSIGNMENT AND ASSUMPTION OF LEASES AND
              ----------------------------------------------------
                                   GUARANTIES
                                   ----------


                              [SECURITY DEPOSITS]

                                   EXHIBIT L
                                   ---------

STATE OF ____________
COUNTY OF__________



                CERTIFICATE AND AFFIDAVIT OF NON-FOREIGN STATUS
                -----------------------------------------------


     The undersigned, being duly sworn, hereby deposes, certifies and states on oath as follows:



     1. The undersigned is currently the _______________________ of ______________________________________, a(n)_______________ organized and existing under the laws of the State of _______________ (the "Corporation"), and that the address of the Corporation is _________________________________, Suite
______ _________________.

     2. The Corporation is not a "non-resident alien" for purposes of United States income taxation or otherwise a "foreign person," as defined in Section 1445 of the United States Internal Revenue Code of 1986 (as amended, the "Code").

     3. The Corporation's United States taxpayer identification number or, if applicable, Social Security Number is 94-3142032.

     4. The undersigned is making this Certificate and Affidavit pursuant to the provisions of the Code in connection with the sale of the real property described on Exhibit A, attached hereto and incorporated herein by reference, by
             ---------
the Corporation to Duke Realty Limited Partnership (the "Transferee"), which sale constitutes the disposition by the Corporation/Partnership of a United States real property interest, for the purposes of establishing that the Transferee is not required to withhold tax pursuant to Section 1445 of the Code in connection with such disposition.

     5. The undersigned acknowledges that this Certificate and Affidavit may be disclosed to the Internal Revenue Service by the Transferee, that this Certificate and Affidavit is made under penalty of perjury, and that any false statement made herein could be punished by fine, imprisonment or both.

     6. Under penalty of perjury, I declare that I have examined the foregoing Certificate and Affidavit and hereby certify that it is true, correct and complete.

Certified, sworn to and subscribed before me this _____ day of _________, 19__.

____________________  _____________________  (SEAL)
Notary Public


My Commission Expires:


_____________________

(NOTARIAL SEAL)

                                   EXHIBIT M
                                   ---------

STATE OF __________
COUNTY OF ________

                                  BILL OF SALE
                                  ------------

     THIS BILL OF SALE is executed and delivered as of the ___ day of _____________, 19___, by _____________________________________ a(n)
_______________________ (hereinafter referred to as "Seller"), and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (hereinafter referred to as "Purchaser").

                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, contemporaneously with the execution and delivery of this Bill of Sale, Seller has sold and conveyed to Purchaser the improved real property (the "Property") described on Exhibit A attached hereto and incorporated herein by
                         ---------
reference; and

     WHEREAS, in connection wit such conveyance of the Property, Seller has agreed to sell to Purchaser and Purchaser has agreed to purchase from Seller all right, title and interest of Seller in and to the personal property, if any, owned by Seller and located on the Property (hereinafter referred to as the "Personal Property");

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid at or before the execution, sealing and delivery hereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller. Seller hereby agrees as follows:

     1.  Sale and Conveyance. Seller hereby sells, transfers and conveys unto
         -------------------
Purchaser, its successors and assigns, without warranties, express or implied, all right, tide and interest of Seller in and to the Personal Property.

     2.  Governing Law. This Bill of Sale shall be governed by and construed in
         -------------
accordance with the internal laws of the State of ___________________, without reference to the conflicts of laws or choice of law provisions thereof.

     3.  Binding Effect. This Bill of Sale shall be binding upon and shall inure
         --------------
to the benefit of the parties hereto and their respective heirs, executors, administrators legal representatives, successors and assigns.

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and sealed by its duly authorized signatory as of the day and year first above written.



                                    SELLER:



                                    By: __________________________
                                      Name: ____________________
                                      Title: _____________________


                                    Attest: ________________________
                                      Name: ____________________
                                      Title: _____________________


                                                 [CORPORATE SEAL]

                           EXHIBIT A TO BILL OF SALE
                           -------------------------

                        [LEGAL DESCRIPTION OF PROPERTY]

                                   EXHIBIT N
                                   ---------


STATE OF___________
COUNTY OF_________



                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------
                   SURVIVING SERVICE CONTRACTS AND WARRANTIES
                   ------------------------------------------

          THIS ASSIGNMENT is made and entered into as of this ___ day of ___________, 19 , by and between ________________________________,
a(n)_______________________ (hereinafter referred to as "Assignor"), and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (hereinafter referred to as "Assignee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, contemporaneously with the execution and delivery hereof, Assignor has sold and conveyed to Assignee all that tract or parcel of land more particularly described in Exhibit A attached hereto and incorporated herein by
                          ---------
reference, together with all improvements thereon and all rights, easements and appurtenances thereto (hereinafter collectively referred to as the "Property"); and

          WHEREAS, in connection with such conveyance of the Property, Assignor and Assignee have agreed that Assignor shall transfer and assign to Assignee all right, tide and interest of Assignor in and to all service, management, equipment, labor, material, maintenance, repair, lease commission and other contracts relating to the maintenance, repair or operation of the Property which have not been terminated by Assignor as of the date hereof and continue in force and effect (hereinafter collectively referred to as the "Surviving Service Contracts"); and

          WHEREAS, Assignor and Assignee have further agreed that Assignee shall expressly assume all of the obligations of Assignor arising under the Surviving Service Contracts from and after the date of this Assignment;

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, Assignor and Assignee hereby agree as follows:

          1.   Transfer and Assignment. Assignor hereby sells, transfers and
               -----------------------
assigns to Assignee, its successors and assigns, all right, title and interest of Assignor in, to and under the Surviving Service Contracts together with all warranties and guaranties (collectively, the "Warranties") in favor of Assignor on equipment and improvements on the Property (to the extent said Warranties are assignable by Assignor), all of which are more particularly described on Exhibit
                                                                         -------
B attached hereto and incorporated herein by reference. If any of the Warranties
-
are not assignable by Assignor, Assignor agrees to folly cooperate with Assignee, but without cost or expense to Assignor, to enforce such Warranties for the benefit of Assignee.

          2.   Assumption of Obligations. Assignee hereby assumes and agrees to
               -------------------------
observe and perform all of the obligations and duties of Assignor under each of the Surviving Service Contracts and the Warranties arising from and after, but not before, the date of this Assignment.

          3.   Indemnity. Assignor hereby indemnifies and holds Assignee
               ---------
harmless from and against all claims, demands, losses, damages, expenses and costs including, but not limited to, reasonable attorneys' fees and expenses actually incurred, arising out of or in connection with Assignor's failure, prior to the date hereof, to observe, perform and discharge each and every one of the covenants, obligations and liabilities of the Assignor under the Surviving Service Contracts and the Warranties to be observed, performed or discharged with respect to the period prior to the date of this Assignment. Assignee hereby indemnifies and holds Assignor harmless from and against all claims, demands, losses, damages, expenses and costs including, but not limited to, reasonable attorneys' fees and expenses actually incurred, arising out of or in connection with Assignee's failure, from and after the delivery of this Assignment, to observe, perform and discharge all covenants, obligations and liabilities with respect to the period on and after, but not before, the date of this Assignment.

          4.   Governing Law. This Assignment shall be governed by and construed
               -------------
in accordance with the internal laws of the State of ________________ without reference to the conflicts of laws or choice of law provisions thereof.

          5.   Binding Effect. This Assignment shall be binding upon and shall
               --------------
inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

          IN WITNESS WHEREOF, Assignor and Assignee have each caused this Assignment to be executed and sealed by its duly authorized signatory as of the day and year first above written.

                                    ASSIGNOR:

                                    By: __________________________

                                      Name: ____________________
                                      Title: _____________________

                                    Attest: ________________________

                                      Name: ____________________
                                      Title: _____________________

                                              [CORPORATE SEAL]

                                    ASSIGNEE:

                                    DUKE REALTY LIMITED PARTNERSHIP,
                                    an Indiana limited partnership

                                    By:  Duke Realty Investments, Inc., an
                                         Indiana corporation, as general partner

                                    By: ________________________
                                        Richard W. Horn
                                        Vice President Acquisitions

                                    Attest: ________________________
                                      Name:  _____________________
                                      Title: _____________________



                                              [CORPORATE SEAL]

          EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF SURVIVING SERVICE
          -----------------------------------------------------------
                            CONTRACTS AND WARRANTIES
                            ------------------------

                        [LEGAL DESCRIPTION OF PROPERTY]

          EXHIBIT B TO ASSIGNMENT AND ASSUMPTION OF SURVIVING SERVICE
          -----------------------------------------------------------
                            CONTRACTS AND WARRANTIES
                            ------------------------


         [LIST OF WARRANTIES AND SURVIVING SERVICE CONTRACTS, INCLUDING
                  --------------
                          LEASE COMMISSION AGREEMENTS]

                                   EXHIBIT O
                                   ---------


                        UNCOMPLETED TENANT IMPROVEMENTS



                                 [TO BE ADDED]

Prior Deed Reference: Recorded in Deed Book 465, Pg. 235,        Group No. 2049A
                      Boone County, Kentucky Clerk's Records



                             SPECIAL WARRANTY DEED
                             ---------------------


KNOW ALL MEN BY THESE PRESENTS:



That PRESTOLITE ELECTRIC INCORPORATED (f/k/a PEI 1991 Acquisition, Inc.), a Delaware corporation ("Grantor"), whose mailing address is 7585 Empire Dr., Florence, Kentucky 41042, for and in consideration of Three Million Two Hundred Fifty Thousand Dollars ($3,250,000.00), to it paid by the Grantee herein, the receipt of which is acknowledged, does bargain, sell, and convey to DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Grantee"), whose mailing address is 8888 Keystone Crossing, Suite 1200, Indianapolis, Indiana 46240 certain real estate and all improvements located thereon in Florence, Boone County, Kentucky, as more specifically described in the attached Exhibit A,
                                                                 ---------
subject to those matters more specifically described on Exhibit B, attached
hereto and incorporated herein by reference.            ---------



Present Street Address:  7585 Empire Dr., Florence, Kentucky 41042



Being the same premises conveyed to the Grantor herein by deed recorded in Deed Book 465, Pg. 235 of the Boone County, Kentucky Clerk's Records.



Together with all the PRIVILEGES AND APPURTENANCES to the same belonging. TO HAVE AND TO HOLD the same to the said DUKE REALTY LIMITED PARTNERSHIP, the Grantor hereby covenanting with the Grantee, that title so conveyed is clear, free and unencumbered, and that Grantor specially warrants and defends such title against the acts of Grantor and those claiming by, through or under Grantor, and not otherwise.



IN WITNESS WHEREOF, the said Grantor, having resolved by consent resolution of its Board of Directors to so convey this real property and further authorized Kenneth C. Cornelius, Senior Vice President and Thomas R. Jennett, Vice President to execute this deed and any other documents necessary to effect this transfer hereunto set their hand as of this 28th day of June, 1996.



                              PRESTOLITE ELECTRIC INCORPORATED.
                              a Delaware corporation



                              By: /s/ Kenneth C. Cornelius
                                  ------------------------
                                  Kenneth C. Cornelius
                                  Senior Vice President

                              By: /s/ Thomas R. Jennett
                                  ------------------------
                                  Thomas R. Jennett
                                  Vice President

STATE OF MICHIGAN    )
                     )SS:
COUNTY OF WASHTENAW  )



Before me, a Notary Public in and for said County and State, personally appeared Kenneth C. Cornelius, by me known to be the Senior Vice President of Prestolite Electric Incorporated, a Delaware corporation, who acknowledged the execution of the foregoing "Special Warranty Deed" on behalf of said corporation.

The foregoing instrument was acknowledged before me this 28th day of June, 1996.


                              /s/ Bruce C. Conybeure Jr.
                              _______________________________
                              Notary Public


                              Bruce C. Conybeure Jr.
                              _______________________________
                              Printed Signature



Commission Expires: 8/4/97
                    ------------------------------
                                                                [NOTARY STAMP]

My County of Residence: Washtenaw County, Michigan
                        --------------------------


STATE OF OHIO        )
                     )SS:
COUNTY OF HAMILTON   )



Before me, a Notary Public in and for said County and State, personally appeared Thomas R. Jennett, by me known to be the Vice President of Prestolite Electric Incorporated, a Delaware corporation, who acknowledged the execution of the foregoing "Special Warranty Deed" on behalf of said corporation.

The foregoing instrument was acknowledged before me this 28th day of June, 1996.


                              /s/ Ruth L. Brunner
                              _______________________________
                              Notary Public

                              _______________________________
                              Printed Signature



Commission Expires: _______________________


My County of Residence: ___________________


                                 [NOTARY SEAL]

CERTIFICATE OF CONSIDERATION



Grantor and Grantee both certify, under oath pursuant to KRS Chapter 382, that the consideration reflected in this deed is the true, correct and full consideration paid for the real property herein conveyed. We further certify and understand that falsification of the stated consideration or rate price of real property is a class D felony, subject to one to five years imprisonment and fines up to Ten Thousand Dollars ($10,000.00). Grantee joins in this deed for the sole purpose of making this certificate about the consideration.



Sworn to on this 28th day of June, 1996.


Grantor's mailing address:    7585 Empire Dr., Florence, Kentucky 41042

Grantee's mailing address:    8888 Keystone Crossing, Suite 1200, Indianapolis,
                              IN 46240

GRANTOR:                                GRANTEE:

PRESTOLITE ELECTRIC INCORPORATED,       DUKE REALTY LIMITED PARTNERSHIP,
a Delaware corporation                  an Indiana limited partnership


By: /s/ Kenneth C. Cornelius                By:  Duke Realty Investments, Inc.,
    ------------------------                     its General Partner
    Kenneth C. Cornelius
    Senior Vice President
                                            By: /s/ Robert D. Fessler
                                                ---------------------
                                                Robert D. Fessler
                                                Vice President
By: /s/ Thomas R. Jennett
    ---------------------
    Thomas R. Jennett
    Vice President


STATE OF MICHIGAN  )
                   )SS:
COUNTY OF WASHTENAW)


Before me, a Notary Public in and for said County and State, personally appeared Kenneth C. Cornelius, by me known to be the Senior Vice President of Prestolite Electric Incorporated, a Delaware corporation, who acknowledged the execution of the foregoing "Certificate of Consideration" on behalf of said corporation.

The foregoing instrument was acknowledged before me this 28th day of June, 1996.



                              /s/ Bruce C. Conybeare, Jr.
                              ---------------------------
                              Notary Public

                              Bruce C. Conybeare, Jr.
                              ---------------------------
                              Printed Signature



Commission Expires: 8/4/97
                    ----------------------------     [Notary Seal appears here]

My County of Residence: Washtown County, Michigan
                        -------------------------

STATE OF OHIO     )
                  )SS:
COUNTY OF HAMILTON)

Before me, a Notary Public in and for said County and State, personally appeared Thomas R. Jennett, by me known to be the Vice President of Prestolite Electric Incorporated, a Delaware corporation, who acknowledged the execution of the foregoing "Certificate of Consideration" on behalf of said corporation.

The foregoing instrument was acknowledged before me this 28th day of June, 1996.


                              /s/ Ruth L. Brunner
                              -------------------
                              Notary Public

                              ___________________
                              Printed Signature



Commission Expires: _______________________            [NOTARY SEAL APPEARS
                                                               HERE]

My County of Residence: ___________________



STATE OF OHIO     )
                  )SS:
COUNTY OF HAMILTON)



Before me, a Notary Public in and for said County and State, personally appeared Robert D. Fessler, by me known to be the Vice President of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Certificate of Consideration" on behalf of said corporation.


WITNESS my hand and Notarial Seal this 28th day of June, 1996.



                              /s/ Ruth L. Brunner
                              -------------------
                              Notary Public

                              __________________
                              Printed Signature
                                                        [NOTARY SEAL APPEARS
                                                                HERE]

Commission Expires: _______________________


My County of Residence: ___________________

This instrument was prepared by: /s/ Ann L. Colussi
                                 -------------------------------
                                 Ann L. Colussi, Attorney at Law
                                 Duke Realty Investments, Inc.
                                 8888 Keystone Crossing, Suite 1200
                                 Indianapolis, IN 46240

                                   EXHIBIT A
                                   ---------


GROUP No. 2049 A

PIDN N. 73-35 B


Situated in the city of Florence, Boone County, Kentucky and more particularly described follows:

Beginning at a point in the center line of Empire Drive at Highway Station 18+13.0; said point being a common corner to Grantor and Litton Education Publishing Company; said point shall hereinafter be referred to as Reference Point "A"; thence along the center line of Empire Drive on a curve to the left (radius equals 851.25 feet) an arc distance of 18l.8 feet to a point of tangency (formerly called (radius equals 818.60 feet) an arc distance 174.33 feet) ; thence S. 22 deg. 26' 35" S. along the center line of Empire Drive a distance of
176.04 feet to a point in the northern right of way line of the lead track to serve Globe Union and others (formerly called S. 22 deg. 26' 45" E. a distance of 166.44 feet) said point shall hereinafter be referred to as Reference Point "B"; thence S. 89 deg. 14' 45" W. along said northern right of way line a distance of 185.15 feet to a point; (formerly called S. 89 deg. 14' 45" W. a distance of 164.42 feet); thence S. 45 deg. 14' 45" W. along said northern right of way line a distance of 1105.76 feet to a common cor to Grantor and Globe Union, Inc.; (formerly called S. 45 deg. 14' 45" W. a distance of 1126.09 feet; said point shall hereinafter be referred to as Reference Point "C"; thence 44 deg. 45' 14" W. along the dividing line between Grantor and Globe Union, Inc, a distance of 336.10 feet to a common corner to Grantor, Litton Educational Publishing Company and Globe Union, Inc.; said point shall hereinafter by referred to as Reference Point "D"; thence N. 35 deg. 45' 15" E. along the dividing line between Grantor and Litton Education Publishing Company, a distance of 786.12 feet to a common corner to Grantor and Litton Educational Publishing Company; thence continuing along said dividing line N. 69 deg. O5 30"
E. a distance of 673.00 feet to the place of beginning.

Excluding from the above described tract is all that land which lies 25 feet to the west right side of the lines connecting aforementioned Reference Point "A" and Reference Point "B".

Said parcel contains 11.638 acres more or less.

LESS AND EXCEPT that portion of the above real estate conveyed by City of Florence, Kentucky and Prestolite Electric Incorporated to the Commonwealth of Kentucky by deed dated October 27, 1987 and recorded January 6, 1988 in Highway Deed Book 15, page 51 of the Bo County, Kentucky Clerk's Records.

The foregoing real estate is also described as follows, based upon a survey dated August 23, 1991 by Daniel J. Rensing, KY. PLS NO. 2761, of Joseph M. Allen
Company:

Located in the City of Florence, Boone County, Kentucky, described as follows:
(Continued)

Commencing at the intersection of the westerly line of Empire Drive with the northwestern line of Bluegrass Drive, thence S. 45 deg. 14' 45" W. along the northwesterly line of Bluegrass Drive, 1019.12 feet, thence N. 44 deg. 45' 15"
W. 598.00 feet to the True Place of Beginning; thence N, 44 deg. 45' 15" W.,
336.10 feet; thence N, 35 deg. 45' 15" E. 786.69 feet; thence N. 69 deg. O5' 30"
E., 645.77 feet to the westerly line of Empire Drive; thence southwardly along the westerly line of Empire Drive, on a curve to the le for 182.46 feet, said curve having a radius of 876.25 feet, and a long chord bearing S. deg. 28' 40" E., 182.13 feet; thence continuing with said westerly line, S. 22 deg. 26' 35" E., 166.10 feet; thence leaving said westerly line of Empire Drive, S. 89 deg. 14' W., 157.34 feet; thence S. 45 deg. 14' 45" W., 1104.04 feet to the true place of beginning, containing 11.6177 acres.

Being the same property conveyed to the Grantor by a deed recorded in Deed Book 465, Pa 235 of the Boone County, Kentucky records at Burlington.

                                   EXHIBIT B
                                   ---------


1. Right of way and easement for general utility purposes as set forth in a grant from Northern Kentucky Industrial Foundation, Inc., to The Union Light, Heat and Power Company dated February 7, 1964 in Miscellaneous Book 28, page 396 of the Boone County, Kentucky Clerk's Records, and as shown on the survey prepared by JMA Consultants, Inc. Job No. 948, dated February 26, 1996.

2. Right of way and easement for general utility purposes as set forth in a grant from Northern Kentucky Industrial Foundation, Inc. to The Union Light, Heat and Power Company dated October 10, 1967 and recorded October 25, 1967 in Miscellaneous Book 43, page 34 of the Boone County, Kentucky Clerk's Records and as shown on the survey prepared by JMA Consultants, Inc. Job No. 948, dated February 26, 1996.

3. Right of way and easement for general utility purposes as set forth in a grant from American Can Company to The Union Light, Heat and Power Company dated January 3, 1974 and recorded February 16, 1974 in Easement Book 1, page 395 of the Boone County, Kentucky Clerk's Records and as shown on the survey prepared by JMA Consultants, Inc. Job No. 948, dated February 26, 1996.

4. Right of way and easement for general utility purposes as set forth in a grant from City of Florence, Kentucky, to The Union Light, Heat and Power Company dated October 13, 1981 and recorded November 12, 1981 in Easement Book 9, page 121 of the Boone County, Kentucky Clerk's Records and as shown on the survey prepared by JMA Consultants, Inc. Job No. 948, dated February 26, 1996.

5. Easements as set forth in the deed from City of Florence, Kentucky to Eltra Corporation dated June 1, 1979, recorded June 1, 1979 in Deed Book 260, page 247 and in the deed from Eltra Corporation to City of Florence, Kentucky dated as of January 29, 1980, recorded January 29, 1980 in Deed Book 271, page 205; said easements depicted in Deed Book 202, at page 449 and Plat Book 8, page 47, of the Boone County, Kentucky Clerk's Records and as shown on the survey prepared by JMA Consultants, Inc. Job No. 948, dated February 26, 1996.

6. Minimum Building Lines noted of the survey by JMA & Associates, dated October 4, 1994 and updated February 26, 1996.

7. The Boone County 1995 General Tax Duplicate, Bill no. 72361, PIDN NO> 73-35B, Valuation: $4,000,000.00.
     Taxes: $ 37,136.00, Paid.
     Taxes and assessments for the year 1996 and thereafter are a lien, not yet due and payable.

                             DISCHARGE OF MORTGAGE
                             ---------------------


     Know all men by these presents that the undersigned, COMERICA BANK, does hereby release and discharge the real estate described on Exhibit "A" attached hereto from the operation of that certain mortgage from Prestolite Electric Incorporated to Comerica Bank, executed October 25, 1994, filed for record October 28, 1994 in Mortgage Book 1043, page 266 of the Boone County, Kentucky Clerk's Records.

     In witness whereof the said COMERICA BANK, by Thomas W. Radcliffe, its Vice President, being thereunto duly authorized, has executed this instrument as of
the ________ day of ____________________, 1996.       to be effective June 28,
1996.

Witnesses:                               COMERICA BANK

/s/ Cheryl Graham                        By: /s/ Thomas W. Radcliffe
----------------------                       -----------------------
                                             Thomas W. Radcliffe
/s/ Laura A. Gigliotti
----------------------                   Its: Vice President

     State of Michigan

     County of Wayne       (S)(S)



     Be it remembered, that on this 3rd day of June, 1996, before me, the subscribed, a Notary Public in and for said County and State, personally appeared and proved to me to be Thomas W. Radcliffe of COMERICA BANK, the corporation which executed the foregoing instrument, who acknowledged that he did sign the foregoing instrument as such Vice President on behalf of said corporation and by authority of its Board of Directors; and that said instrument is his free act and deed individually and as such Vice President and the free and corporate act and deed of said COMERICA BANK.



     In testimony whereof, I hereunto set my hand and affix my seal on the day and year last aforesaid.


                              /s/ Phyllis
[NOTARY STAMP]                ------------------------------
                              Notary Public
                              My Commission Expires: 8-27-99



This instrument prepared by: /s/ Nicholas P. Scavone           (signature)
                             -----------------------
                             Nicholas P. Scavone, Jr., Esq.    (typed name)
                             Bodman, Longley & Dahling LLP     (Company)
                             100 Renaissance Center            (Address)
                             34th Floor
                             Detroit, Michigan 48243